PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF THE FUND PERFORMANCE
-----------------------------------------------

QUALITY BOND FUND

The continued interest rate increases in the second quarter contributed to a general poor tone in bond performance for the period. In fact, the first six months of 1999 return for the bond market is the worst since 1994. However on a relative performance basis the Quality Bond Fund continued to shine. Performance for the first six months was (0.87%) outperforming the average return by more than 1 full percentage point. For the twelve month period, we rank #1 out of 157 funds, outperforming the average fund by 3.39%. Over the longer 5 year period our ranking is #7 out of 88 funds. In addition, performance is strong relative to the comparative Index (Salomon Bros. Broad Investment Grade Index), outperforming in the first six months by 1.61%.

The Quality Bond fund outperformance vs. the Index for the first six months is explained by both individual bond selection and successful interim duration calls in the 2nd quarter. Additional relative performance vs. our competitors is better explained by the fact that most bond funds were overly optimistic on the potential for spread tightening in corporate and mortgage backed bonds (and thus lost money when spreads widened). In addition, we suspect most were too long in duration and thus lost more in market value when interest rates rose.

At the start of the third quarter the Quality bond fund is positioned long in duration and about neutral in spread product. Near term we expect a "relief rally" early in the third quarter as a result of the Federal Reserve's hints that there would not be an aggressive tightening stance in conjunction with an expected moderation in economic data and continued subdued inflation data. 30 year treasury rates could fall to 5.75% in this environment. In addition, long term bond yields offer compelling value relative to inflation, foreign bond yields and on an asset allocation basis, relative to common stocks.

However, we do not expect a sustainable rally to develop until the economy demonstrates a significant slowdown. Any significant economic slowdown will have to be precipitated by either an aggressive tightening mode by the Federal Reserve, a sharp, sustained correction in the stock market or more likely, a combination of the two. After the upcoming relief rally we expect a renewed test of the recent bond price lows led by renewed concerns of Federal Reserve tightening pressure. This renewed test of the lows will probably commence sometime later in the third quarter or early in the fourth. We expect to put on defensive positions prior to this event.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

HIGH YIELD BOND FUND

The economy's continuing strength favored high-yield bonds during the six months ended June 30, although they did not escape the negative effects of a general rise in interest rates. High-quality bonds such as Treasuries fell sharply in price, but declines were more muted for high-yield bonds, which typically are more sensitive to the economic cycle than to interest rates.

As the new year got under way, high-yield bonds recovered much of the ground lost during the second half of 1998, when a late-summer global financial crisis sent investors all over the world fleeing higher-risk investments including low-quality bonds. After the U.S. Federal Reserve cut key short-term rates three times during the early fall and also engineered the rescue of a huge, highly leveraged hedge fund, liquidity was sufficiently restored to revive investor confidence. As it became apparent toward year-end that the U.S. economy was not only withstanding global economic weakness but was growing strongly, demand for high-yield bonds rebounded. Bonds in the telecommunications and media sectors were particularly strong in the first quarter of this year, taking their cues from surging stocks in those areas.

As spring wore on, however, the market's tone deteriorated. The economy's amazing momentum, combined with rising commodity prices and very tight labor markets, raised fears of an uptick in inflation and possible action by the Fed to forestall it. Indeed, in May the Chairman of the Fed confirmed a "bias" toward tightening. The markets generally expected a quarter-point increase in the federal funds target rate at the end of June, but the possibility of a larger increase - and even of a string of increases - cast a pall over fixed income markets. Bond markets sold off in May and June; high-yield bonds held up comparatively well, with their high income generally offsetting modest price declines to provide flat or marginally positive returns.

The portfolio posted a respectable six-month return that was in line with or somewhat better than major high-yield market benchmarks. Since the fund's exposure to lower-rated bonds in the high-yield universe was (and is) moderate, indices weighted toward such bonds - which were the best performers recently-would provide difficult comparisons.

The portfolio benefited from our decision last September to increase exposure to the telecommunications sector. This shift positioned the fund well for the subsequent surge in that area, especially in April. Several portfolio companies also announced mergers, which were profitable for the fund. In the early months of 1999, we added further to our

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF THE FUND PERFORMANCE
-----------------------------------------------

HIGH YIELD BOND FUND

telecommunications holdings, bringing total exposure to about one-fifth of net assets at the end of June. Around this time, we took advantage of the economy's strength to purchase some bonds of cyclical companies. These bonds also performed well, paralleling the greatly improved showing of cyclical stocks. The quality of new issues coming to market declined steadily in recent months and we were extremely selective in purchases of these securities. We were fortunate to avoid credit problems in individual securities, which also contributed favorably to relative performance.

Our outlook is generally cautious. If the economy continues to expand, the bull market in stocks remains generally intact, and the telecommunications sector - by far the largest source of high-yield bonds today - continues to consolidate and prosper, we should see solid returns on high-yield bonds. On the other hand, we cannot help but note the gradual rise in bond defaults (although none among portfolio holdings), the relatively large calendar of offerings coming to market relative to the flow of cash into the market, and the increasingly choppy performance of stocks. Declining liquidity is also a concern because it may foreshadow higher volatility. The Fed's return to a "neutral" bias, suggesting at least a hiatus in further tightenings, should be constructive for the high-yield market, given its sensitivity to fears that Fed action might derail the economy.

We will continue to maintain our focus on B rated bonds, which should enable the portfolio to perform relatively well if the economy slows. Our emphasis on telecommunications should continue to prove beneficial. After double-digit returns in 1996 and 1997, the high-yield market seems headed for a second year of more modest returns, in which income plays the dominant role.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER


GROWTH EQUITY FUND

Despite some recent rumblings and a few Y2K jitters, a healthy environment for equity investing remains in place. Interest rates and inflation are expected to remain in check, while a moderate pace to the economy's advance should help to elongate the expansion. Corporate profits continue to grow and improve in quality. Further boosting the case for equity investing is the combination of a diminished supply of common shares, caused by continued merger and acquisition activity and corporate share repurchase programs, coupled with the continued rise of funds dedicated to common stock investing in various retirement funds. Additionally, on a longer term basis, the enhanced competitiveness of U.S. corporations should boost profitability and continue to attract both domestic and foreign investment.

The Growth Equity Fund advanced 9.61% in the first half of 1999. This return compares with the 12.31% return for the S&P 500, the 11.64% return of the Lipper Growth Fund Average, and the 11.88% return of the Lipper Growth Index. Despite this short-term under-performance, the twelve month returns for the Growth Equity Fund were quite strong at 27.75%. The Fund's return outpaced those generated by the S&P 500 (+22.76), the Lipper Growth Fund Average (+18.87%), and the Lipper Growth Index (+21.69%). For the three year period ended June 30, 1999 the Penn Series Growth Equity Fund returned 29.37% on an annualized basis as compared to the 29.11% annual gain for the S&P 500 and the 25.14% return for the Lipper Growth Index.

The Growth Equity Fund continues to emphasize ownership of companies capable of generating consistent and sustainable earnings growth. Growth in both earnings and sales for companies held in the portfolio are well above those of the general market. As a result of an analysis that focuses on the evaluation of earnings trends for individual companies, we have been able to establish and maintain a significant edge in identifying firms that can and do produce positive earnings surprise and subsequently report growth at rates that betters their historical trends. Growth continues to be found most consistently among technology, consumer cyclical, health care and financial service companies.

Among the Fund's largest holdings as of June 30 were Microsoft, Texas Instruments, Tyco International, Cisco Systems, MCI Worldcom, Citigroup, MBNA and IBM. New additions to the portfolio thus far in 1999 year include Applied Materials, Tyco International, IBM, Nokia, EMC Corp., Qwest Communications, AT&T, and Best Buy Company.

OUTLOOK
Going forward we remain convinced that the U.S. and global economies will be dominated by the ability of technology to unlock opportunities for new products and services and increase productivity.

Coupled with a wide range of global events, the benefits of the investments made in technology have been continued domestic economic growth and, most importantly for the investment markets, little inflation. Economic growth remains on target with real GDP likely expanding at a 3% to 4% annual rate and forecasts of corporate profits continue to be raised as more and more companies' reports are stronger than expected.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF THE FUND PERFORMANCE
-----------------------------------------------

Our expectation is that the quarterly earnings reporting period beginning in mid-July will build upon the first quarter's solid results. A benign inflation environment and positive earnings momentum should position the stock market to perform reasonably well as we enter the year's second half.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

VALUE EQUITY FUND

Value stocks came back to life in the 2nd quarter. After an extended period in which stock market gains were driven by a limited number of technology and large cap growth issues, market leadership broadened in the quarter to include undervalued stocks with strong business fundamentals of the type owned in our portfolios.

Value stocks include those judged to be trading at market prices well below the inherent value of the business, while growth stocks include those believed to have excellent long-term earnings growth prospects. The total return on the S&P 500 Index was 7.0% in the 2nd quarter. Within the S&P 500, however, the value stock component exceeded the returns of the growth stock component by a wide margin. In fact, value outperformed growth across the breadth of the market -- large cap, mid cap and small cap.

Periods of outperformance by growth or value, or by large cap or small cap, are normal. Like a pendulum, when the market reaches one extreme or the other, absent some unusual factor, it typically swings back. However, the degree of outperformance by a narrow group of large cap growth and technology issues in 1997 and 1998 was exceptional by any standard, with many of these stocks being bid up to unusually high price-earnings ratios.

We believe there are substantial economic reasons why growth outperformed value in 1997 and 1998. The trends that drove the strong relative performance of large cap growth stocks included large declines in interest rates over many years, and the global economic weakness and commodity deflation of the past two years.

In the 2nd quarter, these trends showed clear signs of abating or reversing. Since late 1998, for instance, interest rates have turned upward, and more recently Asia has begun to emerge from its economic downturn.

Despite their gains in the 2nd quarter, the types of value stocks in which we invest continue to trade at a significant discount to large cap growth stocks and the market in general. We believe this bodes well for our value style in the months ahead.

ECONOMIC OUTLOOK -- FED WATCH

As the third quarter begins, a central issue facing investors is whether the U.S. economy is likely to overheat, causing interest rates to rise further.

The debate surrounding this issue has resulted from warnings by Federal Reserve Chairman Alan Greenspan in mid-June that the recent growth rate of the U.S. economy is "unsustainable" and that the reservoir of available workers is drying up. In late June, in a preemptive move to keep the economy in check, the Fed raised its target short-term interest rate by one-quarter percentage point, the first increase in more than two years.

The Fed's action is consistent with our expectation that the three one-quarter point easings of 1998 are likely to require reversal during 1999. Our current expectation is that the Fed will continue to retract the 1998 easings in order to maintain economic balance. That behavior should be positive for our investment style and central to the performance of the U.S. equity market as a whole.

Our stock selection was quite strong during the second quarter as we identified a number of attractive investment opportunities. A common theme among these investment companies with short-term issues (causing their share prices to decline to bargain levels) versus long-term promise (creating reward potential). A company's short-term challenges create buying opportunities for us and allow us to take advantage of a favorable valuation for a long-term investment.

We believe our long-term perspective and emphasis on buying superior undervalued businesses provide a competitive advantage over time and will serve our clients well as the market renews its focus on business fundamentals and inherent value.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

OPCAP ADVISORS
INVESTMENT SUB-ADVISER




FLEXIBLY MANAGED FUND

Stocks made further progress in the 2nd quarter, but bonds were weak. Stock market participation broadened markedly, with large-cap cyclicals and small and mid cap stocks supplanting large blue chip growth stocks as market leaders. Technology

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF THE FUND PERFORMANCE
-----------------------------------------------


stocks extended their gains, although the frenetic rally in Internet stocks paused in April. The U.S. economy's continued resilience encouraged investors to look beyond the handful of large growth stock they had favored when global growth prospects seemed more uncertain. Cyclical stocks reporting sizable earnings increases did well, and income-oriented stock revived. Natural resources stocks continued to be buoyed by commodity price increases.

On the fixed income side, interest rates rose in the face of strong economic growth and the Federal Reserve's announcement in May that it was biased toward tightening. Investors immediately assumed that the Fed would raise short-term rates at its June 30 meeting (which it did), but uncertainty about the size of the increase and possible future increases weighed heavily on the fixed income market. Treasuries and other high-quality bonds posted negative returns for the quarter, and lower-quality (high-yield) bonds eked out positive returns only because their high income offset modest price declines.

With our substantial exposure to basic industry, natural resources, and energy stocks, the portfolio benefited from the change in stock market sentiment although our bond holdings were something of a drag on results. The portfolio's 8.85% year-to-date return was strong in absolute terms but lagged the broad market as measured by the 12.38% S&P 500 Stock Index and the Lipper VA Underlying Capital Appreciation Funds average of 13.75%.

Reflecting trends in the overall market several of our best contributors were in the natural resources and energy areas. Our large holding in MacMillan Bloedel, a Canadian forest products company, rose as improving lumber prices and brightening prospects for global growth attracted investor interest. Positions in Amerada Hess and other oil companies benefited from oil price increases. Negative contributors included Tennessee Valley Authority bonds, which suffered from rising interest rates. However, these bonds dell much less than Treasury bonds of similar maturity because of their unique features. Financial stocks were generally weak due to the rise in interest rates.

There was no significant change in our asset allocation. Equity exposure increased a bit to about 54%, convertibles were approximately 26%, and bonds about 15%. Major purchases included securities of Roche Holdings (convertibles), Unionsource Energy, and Niagra Mohawk Holdings. Major sales included Atlantic Richfield, which is involved in a merger, and Rouse convertible bonds which were redeemed by the company.

We remain cautious. The economy looks good, but market valuations
(price/earnings ratios, dividend yields) are expensive. We believe there is very strong risk of higher interest rates in coming months, which historically have hurt the financial markets before slowing the real economy.

Nevertheless, we continue to invest more than half of the fund in common stocks because: 1) we hope our expertise enables us to benefit from specific company situations or swings in investor enthusiasm and 2) the American economy is strong and constantly creating new investment opportunities. We expect also to continue holding significant nonequity assets to reduce the portfolio's overall risk and enable investors to benefit from long-term advantages of common stocks, but with less interim volatility.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER


INTERNATIONAL EQUITY FUND

A favorable interest rate climate in most of Asia helped spur some economic activity in markets which have been sluggish for the past several years. There was an increase in Japanese economic expansion, beneficial for EPS growth. Overall, increased liquidity helped to rerate the markets. Some companies seem to be undertaking necessary restructurings: banks are beginning to deleverage and many businesses are streamlining their operations to bring themselves more in line with their Western counterparts in terms of profitability and efficiency.

Foreign investor confidence in Japan was up over the quarter, with more corporations willing to make large loans to Japanese businesses (Citibank made a US $5 billion loan to Japanese Tobacco). Some sense of Japan regaining its lead position in Asia was give when Prime Minister Keiso Obuchi deployed a fact-finding mission to explore the dispensation of $30 billion in aid to neighboring Asian economies. Real efforts to open the Japanese market to foreign investors seem very promising.


Nonetheless, Japan's struggles continue. The Bank of Japan repeatedly sold Yen for US Dollars during the quarter to prevent a rising Yen from stifling the fragile economy. Massive losses continue to plague the banking sector, which received major capital injections from the government. Unemployment remains high, and market rumors still abound regarding Japan's Fiscal crisis and continued recession. Many

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF THE FUND PERFORMANCE
-----------------------------------------------

believe the recent Asian rebound is cosmetic, rather than stemming organically from required fundamental reforms.

We added Smartone Communication (Hong Kong), a dominant franchise in the telecommunications industry, with a high ROE of 38%, no debt and high free cash flow. Additionally, the regulatory environment places high barriers to entry for any new companies in the marketplace. A successful hedge of approximately 30% against the Yen was removed in the first days of June, on the rising strength of the Japanese economy.

The portfolio's investments paid off well this quarter. With Vontobel's Japanese holdings turning in performance that was 2 1/2 times better than the market. The returns were supported by rising profitability, high free cash flow, and double digit ROE and EPS. Some of the recent Asian restructuring successes were not represented in the portfolio, along with deep cyclicals, which did well during the quarter. This was due to our investment process, which requires a consistent history of good financial results to receive investment consideration. China, Indonesia, and Korea were three of the best performing Asian markets during the quarter. Because our investment philosophy dictates that we invest in countries outside the index only when we are unable to find adequate investments in the countries of the EAFE, the portfolio did not benefit from the upswing in these markets. Nonetheless, our exposure in Hong Kong and Singapore made a positive contribution to performance.

Low rates across Europe are starting to stimulate economic growth, consumer spending, and increases in industrial production. EU issues that arose during the quarter included Italy's forcing the Union to relax the deficit target of 2% GDP, in addition to some unrealized talk of nations defecting from the Union. Economic growth in the Union was sluggish, with high unemployment, particularly in Germany. The U.S. rate hike caused some inflation jitters, but the ECB strove to leave rates unchanged. The Euro was down 11.28% against the Dollar year to date. On the plus side, the currency was given a boost as companies around the world issued Euro-denominated bonds to take advantage of a competing arena for capital.

We took profits on Zurich Allied (Switzerland) and Bank of Ireland. The Novartis position (Switzerland) was closed during the quarter due to deteriorating fundamentals. Purchases include Hunter Douglas in the Netherlands, Swisscom, and Diageo, Next, and Tomkins in the U.K. Hunter Douglas provides venetian blinds, with a strong presence in Europe and a 40% market share in the U.S. Swisscom is a dominant player in the telecommunications industry. Diageo, also purchased at a discount, owns food production and distribution franchises in the U.S., UK, and Germany. Their affiliates include Guiness and Burger King. Next is an extremely successful middle-market fashion retailer with a good track record, and high sales growth and operating margins. Tomkins has a diversified presence in several businesses, including leisure products and food production; it offers a substantial market presence in the U.S. A partial hedge against the Euro, present throughout the quarter, remains as of June 30, 1999.

Our European holdings, most of which are multinational businesses, benefited from the declining Euro and the Asian recovery which made exports more attractive to buyers outside Europe. Although our European holdings performed relatively well, the portfolio was overweight in Europe at the expense of Asia, which returned higher profits than core Europe during the quarter. In the face of the declining Euro, our 40% hedge had a positive impact on performance.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

VONTOBEL, USA
INVESTMENT SUB-ADVISER


SMALL CAPITALIZATION  FUND

The Fund performed well in the second quarter, a period in which small cap stocks sprang back to life. After an extended period in which stock market gains were driven by a limited number of technology and large cap growth issues, market leadership appears to be broadening to small cap issues and undervalued stocks with strong business fundamentals of the type owned by the Fund.

The Fund provided a total return of 15.9% in the quarter, exceeding the 15.6% return of its benchmark, the Russell 2000 Index. For the first half, the Fund's total return of 3.8% compared with 9.3% for the Russell 2000. We trailed the index in the half because of the significant underperformance of small cap value stocks in the first quarter.

We remain disciplined in our philosophy of buying undervalued small caps with strong business fundamentals, including high cash flow and favorable earnings prospects. We believe business fundamentals determine share price in the long run and that well-chosen small caps will deliver excellent investment returns over time. Despite the second quarter's resurgence of undervalued stocks of the type owned by the Fund, small cap issues have lagged so badly for so long that they remain significantly underpriced relative to large cap stocks based on historic norms. To us, this suggests excellent

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF THE FUND PERFORMANCE
-----------------------------------------------


opportunities in small caps and a reduced risk profile in a normally volatile asset class.

During the first half of 1999, we established new positions in an eclectic group of undervalued companies, including BMC Industries (aperture masks and eyewear lenses), Eastern Enterprises (natural gas distribution and barge transportation), HA-LO Industries (marketing and promotional services), Keystone Automotive Industries (automotive parts), National Computer Systems (information services), Performance Food Group (food and food-related products for restaurants and other institutions), Pillowtex (textile products), Ruddick Corp. (supermarkets, and thread and yarn), Shopko Stores (a discount retailed health-related service), SPS Technologies (fasteners for aerospace and automotive markets), Spartech (plastics), Staff Leasing (payroll administration and other employer services) and Tetra Tech (management consulting and technical services).

BCM Industries, one of our new positions, has two main business units - Precision Imaged Products (aperture masks for computer and television monitors) and Optical Products (ophthalmic lenses). Profitability of the Precision Imaged Products unit should benefit form improved pricing, while the Optical Products unit should benefit from the ongoing integration of the Orcolite acquisition, which increased BMC's share of the rapidly growing polycarbonate lens market from 22% to 50%. We believe BMC's longer-term earnings power is $1.60 per share, compared with a consensus estimate of $0.52 per share for 1999.

Sales included Artesyn Technologies, Basin Exploration, Borg Warner Automotive, Guilford Mills, KCS Energy, Lydall, Magellan Health, Nuevo Energy, Terra Nova Holdings, United Wisconsin Services, West point Stevens and Volt Information Sciences.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER

OPCAP ADVISORS
INVESTMENT SUB-ADVISER

EMERGING GROWTH FUND

The Penn Mutual Emerging Growth Portfolio outperformed the Russell 2000 Growth Index in the second quarter, gaining 21.91% vs. 14.75% respectively. Year to date, the Penn Mutual Emerging Growth Portfolio is up 53.33%, while the Russell 2000 Growth Index is up 12.82%. Performance came in the beginning and at the end of the quarter driven by Internet, Technology and Media stock price movements. We have increased the number of holdings markedly due to new cash inflows and a large volume of new stock issues. Relative to large cap stocks, we believe that we are still at the early stages of a small cap growth stock rally. We believe that the portfolio is positioned to benefit from continued stock market demand for the fastest growing smaller companies.

Our top investments remain those with strong revenue growth generated from emerging industry segments. Each name has the qualifications we like to see: secularly attractive industry category, accelerating revenue growth rate and a demonstrated proprietary advantage with attendant barriers to entry and to competition. Particularly attractive is the satellite broadcasting industry, which is benefiting from growing consumer demand for high-quality video entertainment delivered over the television. Satellite programming includes extensive offerings of pay per view and premium television channels, which are not readily available on cable. Moreover, the industry is benefiting from government deregulation of local broadcasting, and satellite channel capacity is already 10 times that of cable television. Interestingly enough, satellite players may extend this video-oriented lead as cable companies invest in providing Internet access, rather than in increased channel capacity. As such, cable companies have left their core business vulnerable to attack from a premium product.

The Internet firewall market is yet another emerging subsegment of the Internet. Its unit volume should grow linearly with the sheer explosion of web and email sites on the Internet. Currently, firewalls are by far the most important security product used on the Internet. As corporations launch transaction and interactive sites, firewalls block access by unauthorized users of a corporation's most precious IT (Information Technology) assets. Firewalls protect IT assets from points of connection to the Internet, and as the number of these connections per organization rises, firewall demand reacts similarly.

We continue our strategy of searching for new investments that illustrate the attractive characteristics of an emerging growth company. The common themes are fast revenue growth, a recently emerged industry segment, proprietary advantage that allows the firm to gain market share, and open-ended revenue potential which will sustain 20% growth for at least 3-5 years. It is a strategy we adhere to which has caused our small company portfolio to significantly outdistance the stock market averages, despite the relative lackluster performance of small cap stocks.

We want to thank you for your continuing support, and we look forward to what we hope will be a prosperous second half of 1999 together.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF THE FUND PERFORMANCE
-----------------------------------------------



INDEPENDENCE CAPITAL MANAGEMENT, INC.             RS INVESTMENT MANAGEMENT, INC.
INVESTMENT ADVISER                                INVESTMENT SUB-ADVISER

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
THE MONEY MARKET FUND

                                              PAR
                                             (000)                  VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER--45.7%
--------------------------------------------------------------------------------
New York, New York
  4.850%, 07/07/99                          1,600               $ 1,600,000
Alabama Power Co.
  4.860%, 07/06/99                          2,000                 1,998,650
  5.000%, 07/09/99                            165                   164,817
  5.000%, 07/13/99                            183                   182,695
Albertson's, Inc.
  4.850%, 07/06/99                          2,500                 2,498,316
Bell Atlantic Network Funding
  4.950%, 07/07/99                            400                   399,670
BellSouth Telecommunications, Inc.
  4.930%, 07/09/99                          2,000                 1,997,809
Daimlerchrysler NA Holdings Corp.
  4.900%, 07/09/99                            190                   189,793
  4.810%, 07/16/99                            475                   474,048
  4.850%, 07/16/99                            400                   399,192
Duke Capital Corp.
  4.930%, 07/06/99                          1,920                 1,918,685
  5.020%, 07/06/99                            400                   399,721
  4.970%, 07/08/99                            400                   399,613
  5.050%, 07/08/99                            299                   298,706
Fleet Funding Corp.
  4.910%, 07/01/99                          1,800                 1,800,000
Ford Motor Credit Corp.
  5.500%, 07/01/99                            800                   800,000
  4.950%, 07/09/99                            459                   458,495
  4.980%, 07/09/99                            400                   399,557
General Electric Capital Corp.
  4.880%, 07/06/99                            300                   299,797
  4.950%, 07/06/99                            484                   483,667
  4.950%, 07/07/99                            400                   399,670
  4.980%, 07/07/99                            200                   199,834
  5.070%, 07/14/99                            800                   798,535
Gillette Co.
  5.650%, 07/01/99                          1,271                 1,271,000
GTE Funding, Inc.
  5.000%, 07/16/99                          1,000                   997,917
Honeywell, Inc.
  5.700%, 07/01/99                            390                   390,000
IBM Credit Corp.
  5.030%, 07/06/99                          3,000                 2,997,904
Lucent Technologies
  4.970%, 07/09/99                            210                   209,768
McDonald's Corp.
  5.600%, 07/01/99                          2,239                 2,239,000
Monsanto Co. New York
  4.830%, 07/28/99                            947                   943,570
Procter & Gamble Co.
  5.050%, 07/13/99                            233                   232,608
Sherwin-Williams Co.
  4.980%, 07/01/99                          1,000                 1,000,000
  5.020%, 07/06/99                          1,000                   999,303
                                                                 ----------
TOTAL COMMERCIAL PAPER
  (COST $29,842,340)                                             29,842,340
                                                                 ----------

                                              PAR
                                             (000)              VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS--21.3%
--------------------------------------------------------------------------------
Alabama Power Co.
  6.000%, 03/01/00                            200            $ 201,324
American General Finance Corp.
  6.875%, 07/01/99                            200              200,000
Associates Corp. NA
  7.250%, 09/01/99                            150              150,393
  6.680%, 09/17/99                          1,650            1,653,360
  6.000%, 03/15/00                            150              150,234
BellSouth Telecommunications
  6.500%, 02/01/00                            150              151,143
Carolina Power & Light Co.
  6.125%, 02/01/00                            350              352,222
Chesapeake & Potomac Telephone Co.
  5.875%, 09/15/99                            110              110,136
Chrysler Financial Co. LLC
  6.375%, 01/28/00                            200              201,359
Coca-Cola Enterprises Inc.
  7.000%, 11/15/99                          1,000            1,007,082
Fleet Financial Group
  7.125%, 05/01/00                          1,000            1,015,705
Fleet Mortgage Group, Inc.
  6.500%, 09/15/99                            125              125,355
  6.500%, 06/15/00                            300              301,851
Florida Power & Light
  5.500%, 07/01/99                            465              465,000
Ford Motor Credit Corp.
  8.375%, 01/15/00                          1,000            1,016,427
  6.375%, 09/15/99                            212              212,495
  7.750%, 10/01/99                            266              267,708
Geotors Acceptance Corp.
  7.000%, 03/01/00                            392              396,590
GTE Soutwest Inc.
  5.820%, 12/01/99                            200              200,619
International Lease Finance Corp.
  6.125%, 11/01/99                            250              250,717
  6.200%, 05/01/00                            210              210,756
Mellon Financial Co.
  7.625%, 11/15/99                            100              100,889
  6.300%, 06/01/00                            205              205,975
Morgan Stanley Dean Witter
  7.500%, 09/01/99                            235              235,886
  6.250%, 03/15/00                            865              870,998
Norwest Financial, Inc.
  6.200%, 09/15/99                            150              150,283
  7.250%, 03/15/00                          1,000            1,013,622
Sherwin-Williams Co.
  6.250%, 02/01/00                            450              452,874
Southwestern Bell Telephone Co.
  6.125%, 03/01/00                            100              100,547
Texas Instruments Inc.
  6.750%, 07/15/99                          1,550            1,550,593
Wells Fargo Co.
  6.000%, 03/15/00                            560              563,062
                                                            ----------
TOTAL CORPORATE BONDS
   (COST $13,885,205)                                       13,885,205
                                                            ----------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
THE MONEY MARKET FUND

                                                       PAR
                                                      (000)             VALUE
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES **--17.2%
--------------------------------------------------------------------------------
Alabama State Industrial Development Authority
  5.150%, 07/07/99                                     500           $  500,000
Barton Healthcare LLC
  5.200%, 07/07/99                                     430              430,000
Berks County, Pennsylvania,
  Industrial Development Authority
  5.300%, 07/07/99                                     535              535,000
Bloomfield, New Mexico
  5.200%, 07/07/99                                     600              600,000
Columbia County Georgia Development Authority
  5.100%, 07/07/99                                   1,290            1,290,000
Community Health Systems, Inc.
  5.300%, 07/07/99                                   1,065            1,065,000
  5.300%, 07/07/99                                     295              295,000
Durham, North Carolina, Certificates of
  Participation
  5.210%, 07/07/99                                     500              500,000
Fairview Hospital & Healthcare Services
  5.090%, 07/07/99                                     500              500,000
GMG Warehouse LLC
  5.200%, 07/07/99                                     800              800,000
Health Insurance Plan of Greater NY
  5.220%, 07/07/99                                     500              500,000
Illinois Development Finance Authority
  5.200%, 07/07/99                                     600              600,000
Liliha Parking LP
  5.300%, 07/07/99                                   1,755            1,755,000
Montgomery County, Pennsylvania,
  Industrial Development Authority
  5.300%, 07/07/99                                     775              775,000
St. Francis Healthcare Foundation
  5.300%, 07/07/99                                     490              490,000
Silver City, New Mexico
  5.200%, 07/07/99                                     600              600,000
                                                                     ----------
TOTAL VARIABLE RATE DEMAND NOTES
  (COST $11,235,000)                                                 11,235,000
                                                                     ----------

--------------------------------------------------------------------------------
MEDIUM TERM NOTES--12.7%
--------------------------------------------------------------------------------
Associates Corp. NA
  7.750%, 03/14/00                                      50               50,897
Associates Corp. NA
  6.125%, 11/12/99                                   1,000            1,003,885
Caterpillar Financial Services Corp.
  6.780%, 08/05/99                                     250              250,263
Chase Manhattan Corp.
  7.580%, 07/23/99                                   2,000            2,002,295
General Electric Capital Corp.
  5.835%, 04/28/00                                     100              100,493

                                                       PAR
                                                      (000)             VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

General Motors Acceptance Corp.
  5.750%, 01/05/00                                     200            $ 200,520
  6.250%, 01/06/00                                   1,040            1,045,765
  6.650%, 05/24/00                                     100              101,210
  6.900%, 06/06/00                                     300              304,161
Honeywell, Inc.
  7.350%, 06/01/00                                     360              366,284
International Lease Finance Corp.
  6.050%, 02/01/00                                     150              150,703
Morgan (JP) & Co., Inc.
  6.875%, 05/01/00                                     419              421,225
Norwest Financial, Inc.
  6.680%, 09/15/99                                   1,000            1,002,160
NYNEX Capital Funding
  7.600%, 07/19/99                                   1,000            1,001,129
  7.610%, 07/19/99                                     200              200,235
Wells Fargo Co.
  7.625%, 10/15/99                                     100              100,737
                                                                   ------------
TOTAL MEDIUM TERM NOTES
  (COST $8,301,962)                                                   8,301,962
                                                                   ------------

                                                   NUMBER
                                                 OF SHARES              VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--3.1%
--------------------------------------------------------------------------------
Janus Money Market Fund, Inc.                    2,045,010            2,045,010
Provident Institutional Fund, Inc.                     197                  197
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
   (COST $2,045,207)                                                  2,045,207
                                                                   ------------

TOTAL INVESTMENTS --100.0%
   (COST $65,309,714) (a)                                          $ 65,309,714
                                                                   ------------


--------------------------------------------------------------------------------
(a) Cost for Federal income tax purposes
** The rate shown is the rate as of June 30, 1999, and the maturity is the next interest readjustment date.



The Standard & Poor's Corporation, Moody's Investors Service,
Fitch Investors Service and Duff & Phelps Credit Rating Co. ratings are the most recent ratings available at June 30, 1999.
Ratings are unaudited.
                                                   PERCENTAGE OF PORTFOLIO
       MATURITY                  AMOUNT            -----------------------
       SCHEDULE                   PAR                               (CUM)
  -------------              ------------                           -----
           1 -7              $ 33,604,000           53.2%           53.2%
         8 - 14                 5,339,000            8.5%           61.7%
        15 - 30                 7,572,000           12.0%           73.7%
        31 - 60                   250,000            0.4%           74.1%
        61 - 90                 3,632,000            5.8%           79.9%
       91 - 120                   366,000            0.6%           80.5%
      121 - 150                 2,350,000            3.7%           84.2%
  over 150 days                10,051,000           15.8%          100.0%
                             ------------          ------
                             $ 63,164,000          100.0%


Average Weighted Maturity --  55 days


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS-- JUNE 30, 1999 (UNAUDITED)
THE QUALITY BOND FUND

                                                       PAR
                                                      (000)        VALUE
-------------------------------------------------------------------------------
CORPORATE BONDS--18.9%
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.5%
Raytheon Co.
  6.000%, 12/15/10                                   1,000    $   921,250
                                                              -----------

CANADIAN GOVERNMENT  AGENCY--2.0%
Hydro-Quebec
  8.050%, 07/07/24                                   1,150      1,246,312
                                                              -----------
COMPUTERS--1.6%
IBM Corp.
  6.220%, 08/01/27                                   1,000        995,000
                                                              -----------

DIVERSIFIED FINANCIAL SERVICES--2.4%
Associates Corp. N.A.
  7.750%, 02/15/05                                     500        522,500
General Electric Capital Corp.
  6.660%, 05/01/00                                   1,000      1,006,250
                                                              -----------
                                                                1,528,750
                                                              -----------

RETAIL--0.3%
Penney (J.C.) Co., Inc.
  9.450%, 07/15/02                                     175        180,469
                                                              -----------

SERVICES-EQUIPMENT RENTING & LEASING--0.1%
Service Corp. International
  7.000%, 06/01/15                                     100         99,500
                                                              -----------

SPECIFIED PURPOSE HOLDING COMPANIES--2.2%
U.S. West Capital Funding, Inc.
  6.875%, 07/15/28                                   1,500      1,353,750
                                                              -----------

TELECOMMUNICATIONS--7.7%
MCI Worldcom, Inc.
  7.750%, 04/01/27                                   1,750      1,855,000
Qwest Communications Intl., Inc.
  7.500%, 11/01/08                                   3,000      2,985,000
                                                              -----------
                                                                4,840,000
                                                              -----------

TRANSPORTATION--1.1%
CSX Corp.
  7.050%, 05/01/02                                     660        669,075
                                                              -----------

TOTAL CORPORATE BONDS
   (COST $12,004,941)                                          11,834,106
                                                              -----------

-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--41.2%
-------------------------------------------------------------------------------
TREASURY BONDS--9.2%
  7.500%, 11/15/16                                   1,475      1,661,826
  6.125%, 11/15/27                                     725        719,631
  5.250%, 11/15/28                                   1,650      1,461,364
  5.250%, 02/15/29                                   2,100      1,885,568
                                                              -----------
                                                                5,728,389
                                                              -----------

                                                       PAR
                                                      (000)        VALUE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TREASURY NOTES--32.0%
   5.375%, 07/31/00                                  1,500    $ 1,500,472
   6.250%, 08/31/02                                  4,350      4,416,734
   5.750%, 04/30/03                                  6,625      6,619,899
   5.250%, 08/15/03                                  1,970      1,932,030
   4.750%, 02/15/04                                  1,650      1,581,937
   7.250%, 05/15/04                                  1,100      1,164,844
   6.500%, 05/15/05                                  1,025      1,054,549
   5.625%, 05/15/08                                    350        342,926
   4.750%, 11/15/08                                  1,550      1,422,967
                                                              -----------
                                                               20,036,358
                                                              -----------

TOTAL U.S. TREASURY OBLIGATIONS
  (COST $26,805,231)                                           25,764,747
                                                              -----------

-------------------------------------------------------------------------------
AGENCY OBLIGATIONS--24.3%
-------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK DISCOUNT NOTE--3.2%
  4.470%, 07/01/99                                   2,000      2,000,000
                                                              -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS--21.1%
  5.625%, 03/15/01                                   3,100      3,094,980
  6.825%, 09/01/07                                   2,681      2,725,101
  6.500%, 12/01/26                                   1,500      1,452,660
  6.000%, 11/30/28                                   1,550      1,462,813
  7.000%, 05/01/29                                   4,500      4,464,855
                                                              -----------
                                                               13,200,409
                                                              -----------
TOTAL AGENCY OBLIGATIONS
  (COST $15,166,900)                                           15,200,409
                                                              -----------

-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--1.5%
-------------------------------------------------------------------------------
Morgan Stanley 144A
  6.950%, 12/10/07                                     459        450,136
Sasco, Series 1996- CFL
  6.303%, 02/25/28                                     500        499,242
                                                              -----------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $959,510)                                                 949,378
                                                              -----------

-------------------------------------------------------------------------------
COMMERCIAL ASSET BACKED SECURITIES--5.5%
-------------------------------------------------------------------------------
Illinois Power Special Purpose Trust
  5.380%, 06/25/07                                   2,500      2,389,950
Railcar Leasing, LLC 144A
  7.125%, 01/15/13                                   1,000      1,016,250
                                                              -----------

TOTAL COMMERCIAL ASSET BACKED SECURITIES
  (COST $3,429,609)                                             3,406,200
                                                              -----------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS-- JUNE 30, 1999 (UNAUDITED)
THE QUALITY BOND FUND

                                                    NUMBER
                                                  OF SHARES       VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--8.6%
-------------------------------------------------------------------------------
Janus Money Market Fund                          2,765,732    $ 2,765,732
Provident Institutional Fund                     2,608,059      2,608,059
                                                              -----------

TOTAL SHORT-TERM INVESTMENTS
  (COST $5,373,791)                                             5,373,791
                                                              -----------

TOTAL INVESTMENTS--100.0%
  (COST $63,739,982) (a)                                      $62,528,631
                                                              ===========

---------------------------------------


(a) At June 30, 1999, the cost for Federal income tax purposes was $63,777,341. Net unrealized depreciation was $1,248,710. This consisted of aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,457,599 and aggregate gross unrealized appreciation for all securities in which there was an excess of tax cost over market value of $208,889.

The Standard & Poor's Corporation, Moody's Investors Service, Fitch Investors Service and Duff & Phelps Credit Rating Co. ratings are the most recent ratings available at June 30, 1999. Ratings are unaudited.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
THE HIGH YIELD  BOND FUND

                                                   PAR
                                                  (000)               VALUE
------------------------------------------------------------------------------------
CORPORATE BONDS --72.3%
------------------------------------------------------------------------------------
AEROSPACE & DEFENSE --2.1%
Communications & Power Industries
  12.000%, 08/01/05                                     750      $          770,625
Dunlop Stand Aero Hldgs
  11.875%, 05/15/09                                     175                 177,625
Dyncorp, Inc.
   9.500%, 03/01/07                                     425                 421,812
IT Group Inc.
  11.250%, 04/01/09                                     125                 118,750
                                                              ----------------------
                                                                          1,488,812
                                                              ----------------------
AUTOMOBILES & RELATED --0.7%
Advance Stores Co., Inc.
  10.250%, 04/15/08                                     300                 286,500
Hayes Lemmerz International, Inc.
   8.250%, 12/15/08                                     200                 191,000
                                                              ----------------------
                                                                            477,500
                                                              ----------------------
BROADCAST/MEDIA --2.4%
Chancellor Media Corp.
   8.750%, 06/15/07                                     150                 149,250
   8.125%, 12/15/07                                     100                  97,500
   8.000%, 11/01/08                                     450                 438,750
Citadel Broadcasting Company
   9.250%, 11/15/08                                     350                 361,375
Cumulus Media Inc.
  10.375%, 07/01/08                                     300                 318,000
Jacor Communications Co.
   8.000%, 02/15/10                                     375                 377,812
                                                              ----------------------
                                                                          1,742,687
                                                              ----------------------
BUILDING PRODUCTS --3.3%
American Builders & Contractors Supply Co., Inc.
  10.625%, 05/15/07                                     500                 470,000
Associated Materials, Inc.
   9.250%, 03/01/08                                     600                 600,000
Building Materials Corp.
   7.750%, 07/15/05                                     250                 233,125
   8.000%, 10/15/07                                      50                  46,625
ISG Resources, Inc.
  10.000%, 04/15/08                                     500                 512,500
Koppers Industry, Inc.
   9.875%, 12/01/07                                     500                 487,500
                                                              ----------------------
                                                                          2,349,750
                                                              ----------------------
CABLE OPERATORS --2.1%
Adelphia Communications Corp.
   9.875%, 03/01/07                                     250                 261,250
   7.875%, 05/01/09                                     350                 324,625
CSC Holdings, Inc.
   7.625%, 07/15/18                                     425                 400,171
Northland Cable Television
  10.250%, 11/15/07                                     500                 522,500
                                                              ----------------------
                                                                          1,508,546
                                                              ----------------------


                                                        PAR
                                                       (000)                  VALUE
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
CONGLOMERATES --0.6%
ICF Kaiser International Inc.
  13.000%, 12/31/03                                      400      $              390,000
CONSUMER PRODUCTS --0.5%
Revlon Consumer Products
   8.625%, 02/01/08                                      400                     378,000
                                                                --------------------------

CONTAINERS --5.2%
Anchor Advanced Products, Inc.
  11.750%, 04/01/04                                      600                     615,000
BWAY Corp.
  10.250%, 04/15/07                                      850                     884,000
Consolidated Container Co. L.L.C.
  10.125%, 07/15/09                                      750                     760,313
Plastic Containers, Inc.
  10.000%, 12/15/06                                    1,000                   1,128,050
U.S. Can Corp.
  10.125%, 10/15/06                                      350                     364,000
                                                                --------------------------
                                                                               3,751,363
                                                                --------------------------
ELECTRONIC COMPONENTS --1.3%
Amkor Technologies Inc.
   9.250%, 05/01/06                                      200                     196,000
Fairchild Semiconductor Corp.
  10.125%, 03/15/07                                      125                     121,562
HCC Industries, Inc.
  10.750%, 05/15/07                                      400                     364,000
Viasystems, Inc.
   9.750%, 06/01/07                                      300                     262,500
                                                                --------------------------
                                                                                 944,062
                                                                --------------------------
ENERGY SERVICES --4.9%
Amerigas Partners L.P.
  10.125%, 04/15/07                                      400                     409,000
Canadian Forest Oil Ltd.
   8.750%, 09/15/07                                      150                     144,375
Comstock Resources, Inc.
  11.250%, 05/01/07                                      475                     482,125
Energy Corp. of America
   9.500%, 05/15/07                                      600                     547,500
Forest Oil Corp.
  10.500%, 01/15/06                                      200                     207,000
Lomak Petroleum, Inc.
   8.750%, 01/15/07                                      100                      89,000
Ocean Energy Inc.
   9.750%, 10/01/06                                      275                     283,938
Plains Resources, Inc.
  10.250%, 03/15/06                                      550                     558,250
Pride Petroleum Services, Inc.
   9.375%, 05/01/07                                      425                     420,750
YPF Sociedad Anonima
  10.000%, 11/02/28                                      300                     336,249
                                                                --------------------------
                                                                               3,478,187
                                                                --------------------------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
THE HIGH YIELD  BOND FUND



                                                       PAR
                                                      (000)               VALUE
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE --2.2%
Bally Total Fitness Holdings
   9.875%, 10/15/07                                     500       $         485,000
Premier Parks, Inc.
   9.750%, 06/15/07                                     250                 252,500
Six Flags Theme Parks
  12.250%, 06/15/05                                     300                 334,500
Speedway Motorsports, Inc.
   8.500%, 08/15/07                                     500                 505,000
                                                              ----------------------
                                                                          1,577,000
                                                              ----------------------
FOODS --3.8%
AmeriServ Food Distribution, Inc.
   8.875%, 10/15/06                                     150                 138,000
B&G Foods Inc.
   9.625%, 08/01/07                                     600                 573,000
International Home Foods, Inc.
  10.375%, 11/01/06                                     600                 633,000
Luigino's, Inc.
  10.000%, 02/01/06                                     200                 197,500
Mrs. Fields Original Cookies Inc.
  10.125%, 12/01/04                                      75                  67,500
New World Pasta Company
   9.250%, 02/15/09                                     500                 485,000
Smithfield Foods, Inc.
   7.625%, 02/15/08                                     125                 113,125
Southern Foods, Inc.
   9.875%, 09/01/07                                     500                 510,000
                                                              ----------------------
                                                                          2,717,125
                                                              ----------------------
HEALTHCARE --3.5%
Alliance Imaging
   9.625%, 12/15/05                                     500                 472,500
Hanger Othopedic Group, Inc.
  11.250%, 06/15/09                                     150                 152,250
Hudson Respiratory Care, Inc.
   9.125%, 04/15/08                                     100                  83,000
Kinetic Concepts, Inc.
   9.625%, 11/01/07                                     200                 176,000
King Pharmaceutical Inc.
  10.750%, 02/15/09                                     500                 515,000
Lifepoint Hospitals Holdings, Inc.
  10.750%, 05/15/09                                     350                 357,000
Quest Diagnostic, Inc.
  10.750%, 12/15/06                                     100                 113,250
   9.875%, 07/01/09                                     250                 253,750
Triad Hospitals Holdings, Inc.
  11.000%, 05/15/09                                     350                 356,125
                                                              ----------------------
                                                                          2,478,875
                                                              ----------------------
HOTELS & GAMING --6.0%
Argosy Gaming Co.
  12.000%, 06/01/01                                     150                 153,000
  10.750%, 06/01/09                                     250                 255,000
Courtyard by Mariott II
  10.750%, 02/01/08                                     600                 612,000
Harrahs Operating Co. Inc.
   7.875%, 12/15/05                                     250                 241,875
Hollywood Park, Inc.
   9.250%, 02/15/07                                     500                 492,500



                                                        PAR
                                                       (000)                     VALUE
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Horseshoe Gaming L.L.C.
   9.375%, 06/15/07                                       300        $            305,250
   8.625%, 05/15/09                                       350                     338,625
Host Marriott Travel Plaza
   9.500%, 05/15/05                                       600                     618,000
Isle of Capri Casinos
   8.750%, 04/15/09                                       500                     470,000
Players International, Inc.
  10.875%, 04/15/05                                       150                     157,875
Red Roof Inns
   9.625%, 12/15/03                                       500                     495,000
Venetian Casino / LV Sands
  10.000%, 11/15/05                                       200                     185,000
                                                                --------------------------
                                                                                4,324,125
                                                                --------------------------
INVESTMENT COMPANIES --0.3%
PDVSA Finance Ltd.
   7.500%, 11/15/28                                       300                     213,438
                                                                --------------------------
MANUFACTURING --2.8%
Hawk Corp.
  10.250%, 12/01/03                                       500                     515,000
International Wire Group, Inc.
  11.750%, 06/01/05                                       600                     624,000
Panolam Industries Intl
  11.500%, 02/15/09                                       200                     204,000
Paragon Corp. Holdings, Inc.
   9.625%, 04/01/08                                       250                     145,000
Precision Partners Inc.
  12.000%, 03/15/09                                        50                      47,500
Venture Holdings Trust
  11.000%, 06/01/07                                       500                     505,000
                                                                --------------------------
                                                                                2,040,500
                                                                --------------------------
MISCELLANEOUS CONSUMER PRODUCTS --1.4%
Herff Jones, Inc.
  11.000%, 08/15/05                                       500                     532,500
Holmes Products Corp.
   9.875%, 11/15/07                                       400                     390,000
   9.875%, 11/15/07                                        50                      48,750
                                                                --------------------------
                                                                                  971,250
                                                                --------------------------
PAPER & PAPER PRODUCTS --2.6%
Packaging Corp. of America
   9.625%, 04/01/09                                       600                     609,000
Repap New Brunswick
   9.000%, 06/01/04                                       125                     117,813
  11.500%, 06/01/04                                       375                     374,063
  10.625%, 04/15/05                                       250                     200,625
Riverwood International Co.
  10.250%, 04/01/06                                       125                     126,250
  10.625%, 08/01/07                                       125                     127,500
  10.875%, 04/01/08                                       300                     291,000
                                                                --------------------------
                                                                                1,846,251
                                                                --------------------------
PET FOOD AND SUPPLIES --1.5%
Doane Products Co.
   9.750%, 05/15/07                                       600                     615,000
Purina Mills, Inc.
   9.000%, 03/15/10                                       575                     442,750
                                                                --------------------------
                                                                                1,057,750
                                                                --------------------------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
THE HIGH YIELD  BOND FUND



                                                      PAR
                                                     (000)                 VALUE
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
PUBLISHING --1.4%
Hollinger International Publishing Inc.
   9.250%, 03/15/07                                     400      $          410,000
Liberty Group Operating, Inc.
   9.375%, 02/01/08                                     200                 188,000
Sun Media Corp.
   9.500%, 02/15/07                                     275                 284,625
Transwestern Publishing
   9.625%, 11/15/07                                     100                  98,000
                                                              ----------------------
                                                                            980,625
                                                              ----------------------
RETAIL --1.2%
Eye Care Centers of America
   9.125%, 05/01/08                                     350                 306,250
Safelite Glass Corp.
   9.875%, 12/15/06                                     100                  92,500
   9.875%, 12/15/06                                     300                 277,500
Sleepmaster, Inc.
  11.000%, 05/15/09                                     200                 205,000
                                                              ----------------------
                                                                            881,250
                                                              ----------------------
SAVINGS & LOAN ASSOCIATIONS --0.7%
First Federal Financial
  11.750%, 10/01/04                                     500                 525,000
                                                              ----------------------

SERVICES --4.4%
Apcoa Inc.
   9.250%, 03/15/08                                     400                 360,000
Coinmach Corp.
  11.750%, 11/15/05                                     307                 336,165
Global Imaging Systems
  10.750%, 02/15/07                                     300                 294,000
Group Maintenance America Corp.
   9.750%, 01/15/09                                     400                 392,000
Intertek Finance PLC
  10.250%, 11/01/06                                     500                 482,500
Iron Mountain, Inc.
   8.750%, 09/30/09                                     500                 490,000
Protection One Alarm
  13.625%, 06/30/05                                     260                 291,200
   7.375%, 08/15/05                                     250                 230,620
   8.125%, 01/15/09                                      75                  69,375
Sitel Corp.
   9.250%, 03/15/06                                     200                 170,000
                                                              ----------------------
                                                                          3,115,860
                                                              ----------------------
SPECIALTY CHEMICALS --3.5%
American Pacific Corp.
   9.250%, 03/01/05                                     500                 510,625
ISP Holdings, Inc.
   9.750%, 02/15/02                                     500                 503,750
Lyondell Chemical Co.
  10.875%, 05/01/09                                     350                 360,500
Octel Developments PLC
  10.000%, 05/01/06                                     750                 770,625
Sovereign Specialty Chemicals
   9.500%, 08/01/07                                     350                 350,875
                                                              ----------------------
                                                                          2,496,375
                                                              ----------------------


                                                          PAR
                                                         (000)                   VALUE
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
SPECIFIED PURPOSE HOLDING COMPANIES --0.3%
Msx International, Inc.
  11.375%, 01/15/08                                       250       $             242,500
SUPERMARKETS --2.0%
Jitney-Jungle Stores of America, Inc.
  12.000%, 03/01/06                                       250                     200,000
  10.375%, 09/15/07                                       250                      87,500
Pantry, Inc.
  10.250%, 10/15/07                                       500                     502,500
Shoppers Food Warehouse Corp.
   9.750%, 06/15/04                                       600                     642,000
                                                                --------------------------
                                                                                1,432,000
                                                                --------------------------
TELECOMMUNICATIONS --9.6%
Alaska Communications Systems
   9.375%, 05/15/09                                       350                     336,875
American Cellular Corp.
  10.500%, 05/15/08                                       300                     307,500
Centennial Cellular Corp.
  10.750%, 12/15/08                                       500                     518,750
Comcast Cellular Holdings
   9.500%, 05/01/07                                       300                     336,000
Energis PLC
   9.750%, 06/15/09                                       200                     202,500
Exodus Communications, Inc.
  11.250%, 07/01/08                                       150                     157,875
Intermedia Communications, Inc.
   9.500%, 03/01/09                                       100                      97,250
Mastec, Inc.
   7.750%, 02/01/08                                       200                     188,000
Metromedia Fiber Network, Inc.
  10.000%, 11/15/08                                       300                     308,250
Netia Holdings II B.V.
  13.125%, 06/15/09                                       200                     202,000
NEXTLINK Communications, Inc.
  12.500%, 04/15/06                                       250                     273,125
Orange PLC
   9.000%, 06/01/09                                       300                     301,500
Orbital Imaging Corp.
  11.625%, 03/01/05                                       100                      96,000
Pegasus Communications Corp.
   9.625%, 10/15/05                                       200                     198,000
   9.750%, 12/01/06                                       100                      98,000
Price Communications Wireless, Inc.
   9.125%, 12/15/06                                       300                     312,000
PSINet Inc.
  10.000%, 02/15/05                                       150                     149,250
  11.500%, 11/01/08                                       450                     472,500
Rhythms Netconnections
  12.750%, 04/15/09                                       150                     141,000
Rogers Cantel Inc.
   9.375%, 06/01/08                                       250                     259,375
   9.750%, 06/01/16                                       350                     380,625
RSL Communications PLC Co.
  12.000%, 11/01/08                                       300                     313,500

                                       7

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
THE HIGH YIELD  BOND FUND


                                                      PAR
                                                     (000)                 VALUE
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Satelites Mexicanos SA
  10.125%, 11/01/04                                     250      $          201,250
Tele1 Europe BV
  13.000%, 05/15/09                                     150                 157,125
Teligent Inc.
  11.500%, 12/01/07                                     225                 225,000
Verio, Inc.
  11.250%, 12/01/08                                     300                 314,250
Viatel Inc.
  11.500%, 03/15/09                                     300                 309,000
                                                              ----------------------
                                                                          6,856,500
                                                              ----------------------
TEXTILES & APPAREL --0.4%
Delta Mills, Inc.
   9.625%, 09/01/07                                     200                 190,000
Dyersburg Corp.
   9.750%, 09/01/07                                     300                 123,000
                                                              ----------------------
                                                                            313,000
                                                              ----------------------
TRANSPORTATION --1.6%
Greyhound Lines
  11.500%, 04/15/07                                     500                 565,000
Travelcenters of America
  10.250%, 04/01/07                                     600                 600,000
                                                              ----------------------
                                                                          1,165,000
                                                              ----------------------
TOTAL CORPORATE BONDS
   (COST $52,944,755)                                                    51,743,331
                                                              ----------------------

------------------------------------------------------------------------------------
ZERO COUPON BONDS ** --13.8%
------------------------------------------------------------------------------------
BROADCAST/MEDIA --0.3%
Radio Unica Corp.
  12.900%, 08/01/06                                     400                 230,000
                                                              ----------------------

CABLE OPERATORS --3.2%
Charter Communications Holdings L.L.C.
   9.916%, 04/01/11                                     500                 310,000
Falcon Holding Group L.P.
   9.702%, 04/15/10                                     450                 316,125
Frontiervision Holdings L.P.
  10.515%, 09/15/07                                     400                 346,000
International Cabletel, Inc.
  14.680%, 02/01/06                                     200                 174,500
NTL, Inc.
   9.534%, 04/01/08                                     100                  68,500
   4.333%, 04/15/09                                     500                 467,962
United International Holdings
  11.532%, 02/15/08                                     900                 598,500
                                                              ----------------------
                                                                          2,281,587
                                                              ----------------------
DIVERSIFIED OPERATIONS --0.0%
Hedstrom Holdings, Inc.
  14.305%, 06/01/09                                      50                  21,938
                                                              ----------------------
ENTERTAINMENT & LEISURE --0.6%
Premier Parks Inc.
   9.568%, 04/01/08                                     600                 398,250
                                                              ----------------------


                                                         PAR
                                                        (000)                     VALUE
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
FINANCIAL --0.4% Coaxial L.L.C.
  11.794%, 08/15/08                                       300      $              201,000
Euronet Services Inc.
  13.571%, 07/01/06                                       500                     108,092
                                                                --------------------------
                                                                                  309,092
                                                                --------------------------
HEALTHCARE --0.1%
Mariner Post-Accute Network, Inc.
  18.953%, 11/01/07                                       650                      68,250
                                                                --------------------------
PRINTING & PUBLISHING --0.2%
Transwestern Holding
  12.993%, 11/15/08                                       250                     170,000
                                                                --------------------------
SERVICES --0.2%
AP Holdings, Inc.
  12.003%, 03/15/08                                       200                     109,000
                                                                --------------------------
SUPERMARKETS --0.6%
Pathmark Stores
  11.775%, 11/01/03                                       400                     394,000
                                                                --------------------------
TELECOMMUNICATIONS --8.3%
21st Century Telecom Group
  16.642%, 02/15/08                                       550                     239,250
Clearnet Communications, Inc.
  12.562%, 12/15/05                                       250                     227,500
   9.747%, 05/01/09                                       500                     283,750
Colt Telecom Group PLC
  12.263%, 12/15/06                                       750                     622,500
Covad Communications Group
  14.515%, 03/15/08                                       250                     138,125
Dolphin Telecom PLC
  13.486%, 06/01/08                                       100                      51,000
E.Spire Communications, Inc.
  12.788%, 07/01/08                                       200                      76,000
GST Telecom
  11.432%, 05/01/08                                       400                     230,000
ICG Holdings, Inc.
  12.535%, 09/15/05                                       100                      87,273
Intercel, Inc.
  11.578%, 02/01/06                                       500                     432,390
Intermedia Communications, Inc.
  10.776%, 07/15/07                                       200                     144,000
  11.097%, 03/01/09                                       250                     141,875
KMC Telecom Holdings, Inc.
  14.156%, 02/15/08                                       500                     267,500
MetroNet Communications Corp.
  12.007%, 11/01/07                                        50                      39,750
   8.545%, 06/15/08                                     1,000                     740,000
Nextel Partners, Inc.
  12.572%, 02/01/09                                       300                     171,750
NEXTLINK Communications, Inc.
  10.542%, 04/15/08                                       350                     210,000
  12.245%, 06/01/09                                       500                     292,500

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
THE HIGH YIELD  BOND FUND



                                                       PAR
                                                      (000)                 VALUE
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Rhythms Netconnections
  14.016%, 05/15/08                                     250      $          132,500
Telecorp PCS, Inc.
  11.618%, 04/15/09                                     300                 166,500
Teligent Inc.
  12.409%, 03/01/08                                     325                 198,250
Triton PCS, Inc.
  12.289%, 05/01/08                                   1,000                 645,000
Tritel PCS, Inc.
  13.048%, 05/15/09                                     200                 109,000
Viatel, Inc.
  12.932%, 04/15/08                                     400                 256,000
                                                              ----------------------
                                                                          5,902,413
                                                              ----------------------

TOTAL ZERO COUPON BONDS **
   (COST $10,231,761)                                                     9,884,530
                                                              ----------------------

------------------------------------------------------------------------------------
COMMERCIAL PAPER --3.6%
------------------------------------------------------------------------------------
Gilfin BV
   5.700% , 07/01/99
   (COST $2,587,000)                                  2,587               2,587,000
                                                              ----------------------


------------------------------------------------------------------------------------
                                                 NUMBER
COMMON STOCK --1.4%                             OF SHARES             VALUE
------------------------------------------------------------------------------------
Dr. Pepper Bottling Holdings,Inc.*                   14,800                 444,000
Gaylord Containers Corp. *                            7,500                  59,531
Hedstrom Holdings, Inc. *                             6,065                   6,065
Isle of Capri Casinos *                              25,000                 171,094
Nextel Communications, Inc. *                           232                  11,651
Omnipoint Corp. *                                     3,000                  86,813
Premier Parks, Inc. *                                 2,800                 102,900
Protection One, Inc. *                                8,400                  45,150
Viatel, Inc. *                                        1,219                  68,264
                                                              ----------------------
TOTAL COMMON STOCK
  (COST $504,573)                                                           995,468
                                                              ----------------------

------------------------------------------------------------------------------------
PREFERRED STOCK --8.2%
------------------------------------------------------------------------------------
BROADCAST/MEDIA --1.3%
Capstar Broadcasting Partners                         3,803                 441,180
Citadel Broadcasting Co.                              2,579                 299,197
Cumulus Media, Inc.                                     170                 187,739
                                                              ----------------------
                                                                            928,116
                                                              ----------------------
CABLE OPERATORS --1.8%
CSC Holdings, Inc.                                   11,524               1,255,353
                                                              ----------------------

CONSTRUCTION --0.4%
International Utility Structures, Inc. *                259                 248,640
                                                              ----------------------

FINANCIAL --0.8%
Bankunited Capital Trust                                250                 240,000
Sinclair Capital                                      3,250                 341,250
                                                              ----------------------
                                                                            581,250
                                                              ----------------------


------------------------------------------------------------------------------------------
                                                       NUMBER
                                                     OF SHARES                    VALUE
------------------------------------------------------------------------------------------
OIL & GAS --0.3%
Clarke USA, Inc.                                        2,952       $             191,880

TELECOMMUNICATIONS --3.7%
Dobson Communications Corp.                               280                     259,000
E. Spire Communications Inc.                            1,845                      77,522
Global Crossing Holdings, LTD.                          1,250                     132,656
Intermedia Communications, Inc.                        11,758                     115,236
Nextel Communications, Inc.                             6,497                   1,207,795
Nextlink Communications                                 3,500                     175,000
Pegasus Communications Corp.                              122                     126,000
PSINET,  Inc.                                           4,000                     193,500
Rural Cellular Corp.                                      330                     331,650
                                                                --------------------------
                                                                                2,618,359
                                                                --------------------------
TEXTILES & APPAREL --0.0%
Anvil Holdings, Inc.@                                   4,844                      19,376
                                                                --------------------------

TOTAL PREFERRED STOCK
  (COST $6,112,331)                                                             5,842,974
                                                                --------------------------

------------------------------------------------------------------------------------------
                                                       NUMBER
WARRANTS --0.7%                                     OF WARRANTS                   VALUE
------------------------------------------------------------------------------------------
Allegiance Telecom, Inc. *                                250                       1,438
Colt Telecom *                                            700                     438,235
Globalstar Inc * @                                        350                      19,250
ICF Kaiser International, Inc. *@                       1,575                          16
Intermedia Communicatons, Inc. *                           50                       3,250
KMC Telecom Holdings, Inc. *                              200                         500
MetroNet Communications  *                                150                      11,550
Microcell Telecom * @                                     800                      13,482
President Casinos, Inc. * @                             4,415                         221
UIH Australia *                                           175                           2
Wireless One, Inc.*                                       450                           5
Wright Medical Technology, Inc. *@                      2,676                           3
                                                                --------------------------
TOTAL WARRANTS  (COST $44,612)                                                    487,952
                                                                --------------------------

TOTAL INVESTMENTS --100.0%
  (COST $72,425,032) (a)                                                     $ 71,541,255
                                                                ==========================

-------------------------------------------
@ Restricted Security
*  Non-income producing security
** Effective Yield

(a) At June 30, 1999, the cost for Federal income tax purposes was $72,459,046. Net unrealized depreciation was $917,791. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,954,075 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,871,866.

The Standard & Poor's Corporation, Moody's Investors Service, Fitch Investors Service and Duff & Phelps Credit Rating Co. ratings are the most recent ratings available at June 30, 1999. Ratings are unaudited.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
THE GROWTH EQUITY FUND


                                               NUMBER
                                             OF SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.1%
--------------------------------------------------------------------------------
BROADCAST/MEDIA -- 1.6%
Comcast Corp.*                                 100,000           $  3,843,750
                                                                 ------------


COMPUTER SERVICES & SOFTWARE -- 16.3%
Cisco Systems, Inc.*                           170,000             10,949,062
EMC Corp.*                                      50,000              2,750,000
International Business
  Machines Corp.                                60,000              7,755,000
Microsoft Corp.*                               150,000             13,518,750
Sun Microsystems, Inc.*                         50,000              3,445,313
                                                                 ------------
                                                                   38,418,125
                                                                 ------------

COSMETICS - TOILETRY -- 4.5%
Colgate-Palmolive Company                       50,000              4,937,500
Kimberly-Clark Corp.                           100,000              5,700,000
                                                                 ------------
                                                                   10,637,500
                                                                 ------------

DIVERSIFIED OPERATIONS -- 8.6%
General Electric Co.                            75,000              8,475,000
Tyco International Ltd.                        125,000             11,843,750
                                                                 ------------
                                                                   20,318,750
                                                                 ------------

ELECTRONICS -- 6.2%
Texas Instruments, Inc.                        100,000             14,500,000
                                                                 ------------


FINANCIAL SERVICES -- 8.4%
Citigroup, Inc.                                225,000             10,687,500
MBNA Corp.                                     300,000              9,187,500
                                                                 ------------
                                                                   19,875,000
                                                                 ------------

INSURANCE -- 3.0%
American International Group, Inc.              60,000              7,023,750
                                                                 ------------


MACHINERY -- 2.5%
Applied Materials, Inc.*                        80,000              5,907,500
                                                                 ------------

MEDICAL SUPPLIES AND EQUIPMENT -- 2.5%
Medtronic, Inc.                                 75,000              5,840,625
                                                                 ------------

PHARMACEUTICALS -- 9.0%
Bristol-Myers Squibb Co.                       100,000              7,043,750
Johnson & Johnson                               70,000              6,860,000
Merck & Co., Inc.                              100,000              7,400,000
                                                                 ------------
                                                                   21,303,750
                                                                 ------------

                                               NUMBER
                                             OF SHARES             VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RAILROADS -- 2.7%
Kansas City Southern
   Industries, Inc.                            100,000           $  6,381,250
                                                                 ------------

RETAIL -- 11.9%
Best Buy Co., Inc.*                             75,000              5,062,500
CVS Corp.                                      175,000              8,946,875
Staples, Inc.*                                 200,000              6,181,250
The Home Depot,  Inc.                          120,000              7,732,500
                                                                 ------------
                                                                   27,923,125
                                                                 ------------

TELECOMMUNICATIONS -- 18.6%
AT&T Corp.                                     100,000              5,581,250
General Instrument Corp.*                      100,000              4,250,000
Lucent Technologies, Inc.                      100,000              6,743,750
MCI WorldCom, Inc.*                            120,000             10,323,750
Nokia Corp. ADR                                 60,000              5,493,750
Qwest Communications
   International, Inc.*                        120,000              3,971,250
Time Warner, Inc.                              100,000              7,350,000
                                                                 ------------
                                                                   43,713,750
                                                                 ------------

WASTE MANAGEMENT -- 2.3%
Waste Management, Inc.*                        100,000              5,375,000
                                                                 ------------

TOTAL COMMON STOCK
  (COST $180,601,865)                                             231,061,875
                                                                 ------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.9%
--------------------------------------------------------------------------------
Temporary Cash Investment Fund, Inc.         2,257,525              2,257,525
Temporary Investment Fund, Inc.              2,257,525              2,257,525
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS                                     ------------
  (COST $4,515,050)                                                 4,515,050
                                                                 ------------

TOTAL INVESTMENTS -- 100.0%
  (COST $185,116,915) (a)                                        $235,576,925
                                                                 ============

------------------------------------------
* Non-income producing security

(a) At June 30, 1999, the cost for Federal income tax purposes was $185,169,075. Net unrealized appreciation was $50,407,850. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $52,089,900 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,682,050.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
THE VALUE EQUITY FUND


                                               NUMBER
                                             OF SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 92.7%
--------------------------------------------------------------------------------
ADVERTISING -- 2.4%
Omnicom Group, Inc.                            100,000           $  8,000,000
                                                                 ------------

AEROSPACE & DEFENSE -- 3.3%
General Dynamics Corp.                          80,000              5,480,000
Raytheon Co.                                    80,000              5,630,000
                                                                 ------------
                                                                   11,110,000
                                                                 ------------

AIR TRANSPORTATION -- 2.8%
AMR Corp.*                                     139,000              9,486,750
                                                                 ------------

BROADCAST/MEDIA -- 1.3%
Chancellor Media Corp.*                         80,000              4,407,500
                                                                 ------------

CHEMICALS -- 3.2%
Du Pont (E.I.) de Nemours and Co.              130,000              8,880,625
Hercules, Inc.                                  50,000              1,965,625
                                                                 ------------
                                                                   10,846,250
                                                                 ------------

COMPUTER SERVICES & SOFTWARE -- 6.2%
Compaq Corp.                                   210,000              4,974,375
Computer Associates
   International, Inc.                         290,000             15,950,000
                                                                 ------------
                                                                   20,924,375
                                                                 ------------

CONSUMER PRODUCTS -- 0.8%
Mattel, Inc.                                   105,000              2,775,937
                                                                 ------------

DIVERSIFIED OPERATIONS -- 7.3%
Canadian Pacific Ltd.                          110,000              2,619,375
Minnesota Mining
  & Manufacturing Co. (3M)                     115,000              9,997,813
Textron, Inc.                                  145,000             11,935,313
                                                                 ------------
                                                                   24,552,501
                                                                 ------------

ELECTRONIC SYSTEMS -- 3.3%
Emerson Electric Co.                            70,000              4,401,250
Rockwell International Corp.                   111,000              6,743,250
                                                                 ------------
                                                                   11,144,500
                                                                 ------------

ELECTRONICS -- 2.8%
Avnet, Inc.                                     81,000              3,766,500
Motorola, Inc.                                  60,000              5,685,000
                                                                 ------------
                                                                    9,451,500
                                                                 ------------

ENTERTAINMENT & LEISURE -- 2.5%
Carnival Corp.                                 100,000              4,850,000
The Walt Disney Co.                            120,000              3,697,500
                                                                 ------------
                                                                    8,547,500
                                                                 ------------

FINANCIAL SERVICES -- 15.4%
BankBoston Corp.                               167,000              8,537,875
Citigroup, Inc.                                206,250              9,796,875

                                               NUMBER
                                             OF SHARES             VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Countrywide Credit Industries, Inc.            190,000            $ 8,122,500
Freddie Mac                                    169,000              9,802,000
Household International, Inc.                  130,000              6,158,750
Wells Fargo Co.                                228,330              9,761,108
                                                                 ------------
                                                                   52,179,108
                                                                 ------------

FOOD AND BEVERAGES -- 0.6%
Diageo PLC (ADR)                                50,000              2,150,000
                                                                 ------------

FOODS -- 2.2%
Heinz (H.J.) Co.                               150,000              7,518,750
                                                                 ------------

INSURANCE -- 15.8%
Ace Limited                                    235,000              6,638,750
AFLAC, INCORPORTATED                           164,750              7,887,406
American International Group, Inc.              45,375              5,311,711
Conseco, Inc.                                  311,610              9,484,629
Everest Reinsurance Holdings, Inc.             250,000              8,156,250
XL Capital Ltd.                                283,196             16,000,574
                                                                 ------------
                                                                   53,479,320
                                                                 ------------

MACHINERY-DIVERSIFIED -- 5.1%
Caterpillar, Inc.                              137,000              8,220,000
Dover Corp.                                    256,000              8,960,000
                                                                 ------------
                                                                   17,180,000
                                                                 ------------

MEDICAL SUPPLIES & EQUIPMENT -- 1.6%
Becton, Dickinson & Co.                        178,000              5,340,000
                                                                 ------------

OFFICE SUPPLIES -- 2.0%
Avery Dennison Corp.                           110,000              6,641,250
                                                                 ------------

PRINTING AND PUBLISHING -- 1.5%
Donnelley (R.R.) & Sons Co.                    140,000              5,188,750
                                                                 ------------

RESTAURANTS -- 3.1%
McDonald's Corp.                               252,000             10,410,750
                                                                 ------------

RETAIL -- 2.7%
The May Department Stores Co.                  222,000              9,074,250
                                                                 ------------

TELECOMMUNICATIONS -- 2.3%
Sprint Corp.                                   144,500              7,631,406
                                                                 ------------

TRAVEL SERVICES -- 2.1%
Sabre Group Holdings Inc.                      105,000              7,218,750
                                                                 ------------

WASTE MANAGEMENT -- 2.4%
Waste Management, Inc.*                        149,000              8,008,750
                                                                 ------------

TOTAL COMMON STOCK
  (COST $221,526,156)                                             313,267,897
                                                                 ------------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
THE VALUE EQUITY FUND


                                                 PAR
                                                (000)               VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.8%
--------------------------------------------------------------------------------
American Express Credit Corp.
  4.940%, 07/15/99                               7,787           $  7,772,040
Ford Motor Credit Co.
  4.920%, 07/07/99                               5,000              4,995,900
                                                                 ------------

TOTAL COMMERCIAL PAPER
  (COST $12,767,940)                                              12,767,940
                                                                 ------------

--------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 2.0%
--------------------------------------------------------------------------------
Federal National Mortgage Association
  Discount Note (Cost $6,791,727)
  4.830%, 07/21/99                               6,810              6,791,727
                                                                 ------------


                                               NUMBER
                                             OF SHARES             VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.5%
--------------------------------------------------------------------------------
Temporary Cash Investment Fund, Inc.         2,567,361              2,567,361
Temporary Investment Fund, Inc.              2,567,361              2,567,361
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
   (COST $5,134,722)                                                5,134,722
                                                                 ------------

TOTAL INVESTMENTS --100.0%
   (COST $246,220,545) (a)                                       $337,962,286
                                                                 ============


---------------------------------------
* Non-income producing security

(a) At June 30, 1999, the cost for Federal income tax purposes was $246,251,597. Net unrealized appreciation was $91,710,689. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $99,162,191 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $7,451,502.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
THE FLEXIBLY MANAGED FUND

                                                    NUMBER
                                                   OF SHARES       VALUE
----------------------------------------------------------------------------
COMMON STOCK--53.8%
----------------------------------------------------------------------------
BANKING--0.2%
Bank Fuer International Zahlungs                        165     $   892,084
                                                                -----------
BUILDING & BUILDING SUPPLIES--3.8%
Johns Manville Corp.                                139,000       1,807,000
MacMillan Bloedel Ltd.                              962,000      17,406,187
                                                                -----------
                                                                 19,213,187
                                                                -----------
BUILDING & REAL ESTATE--0.6%
Rouse Company                                       122,000       3,095,750
                                                                -----------
CHEMICALS--3.7%
Cabot Corp.                                          59,000       1,427,062
Great Lakes Chemical Corp.                          168,000       7,738,500
Imperial Chemical Industries PLC-ADR                120,000       4,770,000
Octel Corp. *                                       409,000       5,112,500
                                                                -----------
                                                                 19,048,062
                                                                -----------
CONSUMER NON-DURABLE--0.9%
Reebok International, Ltd. *                        232,000       4,321,000
                                                                -----------
ELECTRIC UTILITIES--6.8%
FirstEnergy Corp.                                   281,000       8,711,000
Kansas City Power & Light Co.                       222,000       5,661,000
Nevada Power Co.                                     42,000       1,050,000
Niagara Mohawk Holdings, Inc. *                   1,016,000      16,319,500
UniSource Energy Corp. *                            254,000       3,032,125
                                                                -----------
                                                                 34,773,625
                                                                -----------
EXPLORATION & PRODUCTION--1.5%
Mitchell Energy & Development Corp.                 428,200       7,872,113
                                                                -----------
FOOD PROCESSING--0.5%
McCormick & Co., Inc.                                76,500       2,414,531
                                                                -----------
HOLDINGS COMPANY DIVERSIFIED--4.2%
Loews Corp.                                         267,500      21,165,937
Lonrho Africa PLC                                   305,000         230,769
                                                                -----------
                                                                 21,396,706
                                                                -----------
HOTELS AND GAMING--1.3%
Mandalay Resort Group *                             301,000       6,358,625
                                                                -----------
INSURANCE--3.1%
Aetna, Inc.                                          21,000       1,878,187
Berkley (W.R.) Corp.                                 35,000         876,094
Leucadia National Corp.                             206,000       5,227,250
Unitrin, Inc.                                        77,000       3,140,156
White Mountains Insurance Group                      32,300       4,554,300
                                                                -----------
                                                                 15,675,987
                                                                -----------
MEDIA AND COMMUNICATIONS--2.5%
Chris-Craft Industries, Inc. *                      218,000      10,273,250
Meredith Corp.                                       75,000       2,596,875
                                                                -----------
                                                                 12,870,125
                                                                -----------
MEDICAL--1.0%
Smith and Nephew PLC                              1,690,000       5,134,734
                                                                -----------
MINING - GOLD--2.6%
Homestake Mining Co.                                422,000       3,455,125
Newmont Mining Corp.                                500,000       9,937,500
                                                                -----------
                                                                 13,392,625
                                                                -----------

                                                    NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

----------------------------------------------------------------------------
OIL & GAS--9.3%
Amerada Hess Corp.                                  406,000    $ 24,157,000
Kerr-McGee Corp.                                     88,500       4,441,594
Murphy Oil Corp.                                    183,500       8,957,094
Texaco, Inc.                                        155,500       9,718,750
                                                               ------------
                                                                 47,274,438
                                                               ------------
PAPER & FOREST PRODUCTS--1.1%
Domtar, Inc.                                        612,000       5,814,000
                                                               ------------
PHARMACEUTICALS--0.2%
Schering-Plough Corp.                                17,000         901,000
                                                               ------------
PHOTOGRAPHY EQUIPMENT & SUPPLIES--0.7%
Polaroid Corp.                                      133,000       3,674,125
                                                               ------------
PUBLISHING  -  NEWSPAPERS--4.5%
New York Times Co.                                  259,000       9,534,437
Washington Post Company                              25,200      13,551,300
                                                               ------------
                                                                 23,085,737
                                                               ------------
PUBLISHING - PERIODICALS--0.2%
Readers Digest Assn., Inc.                           31,000       1,162,500
                                                               ------------
RAILROADS--0.8%
Canadian Pacific, Ltd.                              171,000       4,071,938
                                                               ------------
RETAIL--2.2%
J.C. Penney Company, Inc.                            67,500       3,277,969
Petrie Stores Corp. *                             1,373,000       3,604,125
Toys R Us, Inc. *                                   201,000       4,158,187
                                                               ------------
                                                                 11,040,281
                                                               ------------
TOBACCO--1.5%
Philip Morris Co., Inc.                             187,000       7,515,063
                                                               ------------
TRANSPORTATION-SEA FREIGHT--0.6%
Overseas Shipholding Group Inc.                     243,000       3,128,625
                                                               ------------
TOTAL COMMON STOCK
   (COST $226,204,159)                                          274,126,861
                                                               ------------

--------------------------------------------------------------------------
PREFERRED STOCK--5.9%
--------------------------------------------------------------------------
Cleveland Electric Illum.                            19,000       1,904,750
Cyprus AMAX Minerals                                 29,500       1,342,250
Entergy Gulf States Utilities Inc.                   12,965         656,353
Kemper Corp. Series E 5.75% 144A                     79,000       4,177,125
Niagara Mohawk Power Corp. 6.50%                     16,000         408,500
Niagara Mohawk Power Corp. 7.50%                      6,800         172,975
Niagara Mohawk Power Corp. 7.20%                      5,500         137,844
Reckson Associates Realty Corp. 7.625%               20,500         467,656
Rouse Co. $3                                        286,000      11,475,750
Union Pacific Capital Trust 6.25%                   176,000       9,350,000
                                                               ------------
TOTAL PREFERRED STOCK
  (COST $29,858,577)                                             30,093,203
                                                               ------------

                                                  NUMBER OF
                                                  CONTRACTS         VALUE
----------------------------------------------------------------------------
OPTIONS--0.1%
----------------------------------------------------------------------------
Motorola, Inc. $90, 10/16/99 *                          130          84,500
Motorola, Inc. $95, 01/22/00 *                          130         131,625
Schering-Plough Corp. $60, 8/21/99 *                    170         140,250
Weyerhaeuser $65, Call 01/22/00 *                      (135)       (126,563)
Weyerhaeuser $75, 01/22/00 *                            130         131,625
                                                               ------------
TOTAL OPTIONS  (COST $595,213)                                      361,437
                                                               ------------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
THE FLEXIBLY MANAGED FUND
                                                        PAR
                                                       (000)       VALUE
----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--4.6%
----------------------------------------------------------------------------
U.S. Treasury Note
  5.875%, 02/15/00                                   12,900    $ 12,959,340
  6.125%, 07/31/00                                    1,250       1,260,400
  6.250%, 04/30/01                                    2,500       2,532,175
  6.250%, 10/31/01                                    2,500       2,535,925
  5.875%, 09/30/02                                    4,275       4,302,104
                                                               ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $23,636,398)                                             23,589,944
                                                               ------------


---------------------------------------------------------------------------
AGENCY OBLIGATIONS--7.5%
---------------------------------------------------------------------------
California State
  5.250%, 10/01/11                                    2,925       3,000,611
FNMA
  6.375%, 01/16/02                                    3,200       3,229,088
Tennessee Valley Authority
  5.880%, 04/01/36                                   17,900      17,402,380
  5.980%, 04/01/36                                    4,600       4,497,006
  6.235%, 07/15/45                                    9,950       9,944,826
                                                               ------------
TOTAL AGENCY OBLIGATIONS
  (COST $39,505,303)                                             38,073,911
                                                               ------------

---------------------------------------------------------------------------
MEDIUM TERM NOTES--0.3%
---------------------------------------------------------------------------
FNMA
  5.370%, 02/07/01
  (COST $1,576,000)                                   1,600       1,590,368
                                                               ------------


                                                        PAR
                                                       (000)       VALUE
---------------------------------------------------------------------------
CORPORATE BONDS--0.7%
---------------------------------------------------------------------------
BellSouth Telecommunications Debentures
  5.850%, 11/15/45
  (COST $3,776,250)                                   3,800       3,807,182
                                                               ------------

---------------------------------------------------------------------------
CONVERTIBLE BONDS--15.4%
---------------------------------------------------------------------------
Arbor Software
  4.500%, 03/15/05                                    1,605       1,177,669
Chiron Corp.
  1.900%, 11/17/00                                    6,940       6,925,218
Ciba Spec Chemicals
  1.250%, 07/24/03                                    1,470       1,199,888
Exide Corp. 144A  @
  2.900%, 12/15/05                                    1,363         823,770
Healthsouth Corp.
  3.250%, 04/01/03                                    5,900       4,981,842
Hilton Hotels Corp.
  5.000%, 05/15/06                                    5,900       5,398,500
Homestake Mining Co.
  5.500%, 06/23/00                                    7,325       7,114,406
  5.500%, 06/23/00                                    2,385       2,316,431
Inco Ltd.
  5.750%, 07/01/04                                   10,800       9,895,500
  7.750%, 03/15/16                                      835         755,675
Kerr-McGee Corp.
  7.500%, 05/15/14                                      540         536,625
Loews Corp.
  3.125%, 09/15/07                                    8,050       6,474,454

                                                        PAR
                                                       (000)        VALUE
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Lonmin Finance PLC
  6.000%, 02/27/04                                    4,300     $ 6,617,418
McKesson Corp.
  4.500%, 03/01/04                                    1,500       1,327,500
National Semiconductor Corp.
  6.500%, 10/01/02                                    5,800       5,525,080
Nedlloyd Group
  4.250%, 03/15/01                                    1,040         543,095
Nine West Group, Inc.
  5.500%, 07/15/03                                    3,340       3,356,700
Ogden Corp.
  5.750%, 10/20/02                                      250         232,813
Pep Boys, Inc.
  4.000%, 09/01/99                                    2,650       2,652,226
Phycor, Inc.
  4.500%, 02/15/03                                    3,500       2,660,000
Potomac Electric Power Co.
  5.000%, 09/01/02                                    2,700       2,646,000
Sepracor, Inc.
  7.000%, 12/15/05                                    1,350       1,349,338
Teck Corp.
  3.750%, 07/15/06                                    5,750       4,161,562
TOTAL CONVERTIBLE BONDS
                                                               ------------
  (COST $77,360,436)                                             78,671,710
                                                               ------------

---------------------------------------------------------------------------
ZERO COUPON BONDS **--6.4%
---------------------------------------------------------------------------
Lennar Corp.
  4.338%, 07/29/18                                    3,350       1,502,777
Motorola, Inc.
  2.245%, 09/27/13                                    2,600       2,769,000
Pep Boys, Inc.
  4.928%, 09/20/11                                    5,650       3,093,375
Roche Holdings, Inc. 144A
  5.489%, 05/06/12                                    9,400       4,523,750
Times Mirror Co.
  4.460%, 04/15/02                                   24,100      11,403,638
U.S. Cellular, Corp.
  6.055%, 06/15/15                                   11,750       6,162,640
Wellpoint Health Wlp
  2.000%, 07/02/19                                    4,275       3,013,875
                                                               ------------
TOTAL ZERO COUPON BONDS **
  (COST $29,574,612)                                             32,469,055
                                                               ------------

-----------------------------------------------------------------------------
COMMERCIAL PAPER--5.0%
-----------------------------------------------------------------------------
Ameritech Corp.
  4.840%, 07/06/99                                    5,000       4,996,639
New York State Power Authority
  5.750%, 07/01/99                                   10,630      10,630,000
New York Times Co.
  4.870%, 07/19/99                                    5,000       4,987,825
Paccar Financial Corp.
  5.020%, 07/15/99                                    5,000       4,990,239
                                                               ------------
TOTAL COMMERCIAL PAPER
  (COST $25,604,703)                                             25,604,703
                                                               ------------

                                                    NUMBER
                                                  OF RIGHTS      VALUE
-----------------------------------------------------------------------------
RIGHTS--0.0%
-----------------------------------------------------------------------------
Hills Stores *  (COST $0)                            93,000               -
                                                               ------------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
THE FLEXIBLY MANAGED FUND

                                                    NUMBER
                                                  OF SHARES         VALUE
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.3%
-----------------------------------------------------------------------------
Provident Institutional Fund
  (COST $1,533,918)                               1,533,918    $   1,533,918
                                                               -------------


TOTAL INVESTMENTS--100.0%
 (COST $459,225,569)   (a)                                     -------------
                                                               $ 509,922,292
                                                               =============
---------------------------------------------

*  Non-income producing security
** Effective Yield

ADR - American Depository Receipt

(a) At June 30, 1999, the cost for Federal income tax purposes was $459,415,171. Net unrealized appreciation was $50,507,121. This consisted of aggregated gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $68,969,688 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $18,462,567.

The Standard & Poor's Corporation, Moody's Investors Service,
Fitch Investors Service and Duff & Phelps Credit Rating Co. ratings are the most recent ratings available at June 30, 1999. Ratings are unaudited.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
THE INTERNATIONAL EQUITY FUND

                                              NUMBER
                                            OF SHARES                   VALUE
--------------------------------------------------------------------------------
COMMON STOCK--94.6%
--------------------------------------------------------------------------------
BELGIUM--0.6%
Barco N.V.                                      6,000               $   965,886
                                                                    -----------
DENMARK--0.6%
Bang & Olufsen Holding-B                       14,000                   889,685
                                                                    -----------

FINLAND--2.2%
Nokia Corp. ADR                                23,400                 2,142,563
Pohjola Group Insurance  Co.-B*                 4,000                   205,222
Sampo Insurance Co. PLC-A*                     37,000                 1,072,209
                                                                    -----------
                                                                      3,419,994
                                                                    -----------
FRANCE--12.3%
Altran Technologies SA                          6,500                 1,716,030
AXA                                            20,500                 2,500,980
Compagnie Generale D'Industrie
  Et de Participations                         32,000                 1,547,727
Dassault Systemes SA                           39,000                 1,289,033
L'OREAL                                         2,400                 1,622,391
LVMH (Louis Vuitton Moet Hennessy)              7,200                 2,107,994
Scor SA                                        44,000                 2,182,576
Societe Generale Paris-A                       10,500                 1,850,559
Total Fina SA-B                                18,285                 2,358,978
Vivendi SA                                     24,545                 1,988,295
                                                                    -----------
                                                                     19,164,563
                                                                    -----------

GERMANY--3.8%
Allianz AG                                      4,508                 1,259,867
Bayerische Motoren
  Werke (BMW) AG                                1,600                 1,112,120
Mannesmann AG                                  20,000                 2,990,677
Muenchener Rueckversicherungs
  Gesellschaft AG *                             3,204                   598,057
                                                                    -----------
                                                                      5,960,721
                                                                    -----------
GREECE--0.5%
Alpha Credit Bank                              11,250                   725,207
                                                                    -----------


HONG KONG--3.2%
Dah Sing Financial Group                      172,100                   655,472
Jardine Strategic Holdings Ltd.               575,000                 1,495,000
Smartone Telecommunications
   Holdings Ltd.                              315,000                 1,120,562
Sun Hung Kai Properties Ltd.                  195,000                 1,778,186
                                                                    -----------
                                                                      5,049,220
                                                                    -----------
IRELAND--2.8%
Allied Irish Banks PLC                        130,290                 1,712,829
CRH PLC                                        49,021                   866,599
Elan Corp. PLC  ADR *                          50,000                 1,387,500
Greencore Group PLC                           112,027                   368,184
                                                                    -----------
                                                                      4,335,112
                                                                    -----------
ITALY--0.7%
Telecom Italia SpA                            100,000                 1,039,518
                                                                    -----------

JAPAN--20.2%
Bridgestone Corp.                              72,000                 2,177,201
Fuji Photo Film Co.                            44,000                 1,664,957

                                              NUMBER
                                            OF SHARES                  VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Honda Motor Co., Ltd.                          38,000               $ 1,610,592
Hoya Corp.                                     30,000                 1,692,883
Mikuni Coca-Cola Bottling Co., Ltd.            28,000                   569,086
Murata Manufacturing Co., Ltd.                 28,000                 1,841,433
Nintendo Co., Ltd.                             17,000                 2,389,121
NTT Data Corp.                                230,000                 1,828,049
NTT Mobile Communications
   Network, Inc.                              280,000                 3,793,908
Rohm Co. Ltd.                                  26,000                 4,070,684
Sony Corp.                                     22,000                 2,372,018
Takeda Chemical Industries                     75,000                 3,476,234
Tokyo Broadcasting System, Inc.                50,000                   722,924
Tokyo Electronics, Ltd.                        36,000                 2,441,915
Yasuda Fire & Marine
   Insurance Co. Ltd.                         145,000                   767,911
                                                                    -----------
                                                                     31,418,916
                                                                    -----------
MALAYSIA--0.3%
Malayan Banking Berhad                        160,000                   432,240
                                                                    -----------

NETHERLANDS--9.1%
Aegon N.V.                                     32,840                 2,382,532
Aegon N.V. ADR                                 21,000                 1,554,000
ASM Lithography Holding N.V. *                 39,500                 2,285,238
Getronics N.V.                                 28,000                 1,077,056
Heineken N.V.                                  32,000                 1,638,479
Hunter Douglas N.V.                            28,463                   977,469
Kempen & Co. N.V.                              23,000                 1,150,380
Philips Electronics N.V.                       19,780                 1,951,115
Vendex N.V. (Non-Foods)                        46,933                 1,253,573
                                                                    -----------
                                                                     14,269,842
                                                                    -----------
SINGAPORE--1.4%
Singapore Press Holdings Ltd.                 125,000                 2,129,259
                                                                    -----------

SPAIN--0.8%
Banco Popular Espanol SA                       18,000                 1,294,757
                                                                    -----------

SWEDEN--4.9%
ABB AB - B Shares                             145,000                 1,918,725
Assa Abloy AB-B New                            25,080                   271,398
Assa Abloy AB-B                               250,800                 2,713,986
Hennes & Mauritz AB - B                        88,000                 2,173,673
Investment AB Bure                             20,000                   105,861
Om Gruppen AB                                  47,100                   531,844
                                                                    -----------
                                                                      7,715,487
                                                                    -----------
SWITZERLAND--9.3%
Credit Suisse Group                            20,000                 3,460,720
Nestle SA                                       1,250                 2,252,202
Pharma Vision 2000 AG *                         1,000                   630,391
Roche Holding AG                                   70                 1,152,715
Roche Holding AG - Genusschein                    370                 3,803,318
Schweizerische Rueckversicherungs
   Gesellschaft                                   900                 1,713,635
Swisscom AG *                                   4,000                 1,505,220
                                                                    -----------
                                                                     14,518,201
                                                                    -----------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
THE INTERNATIONAL EQUITY FUND

                                              NUMBER
                                            OF SHARES                 VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
United Kingdom--21.9%
AstraZeneca Group PLC                          35,315               $ 1,374,926
BP Amoco PLC  ADR                              13,467                 1,461,170
Capita Group PLC                              107,000                 1,107,275
CGU PLC                                        85,941                 1,241,566
Compass Group PLC                             272,000                 2,696,847
Diageo PLC                                     76,000                   793,663
Dixons Group PLC                              128,000                 2,390,921
Hays PLC                                      150,000                 1,580,627
HSBC Holdings PLC                              71,000                 2,514,770
Lloyds TSB Group PLC                          125,000                 1,694,515
Misys PLC                                     190,640                 1,631,739
Next PLC                                       93,000                 1,130,249
Provident Financial PLC                        81,334                 1,125,650
Rentokil Initial PLC                          570,000                 2,223,755
Schroders PLC                                  65,000                 1,327,869
Securicor PLC                                 190,000                 1,666,693
Invensys PLC                                  296,360                 1,402,618
Smithkline Beecham PLC                        100,000                 1,299,653
Tomkins PLC                                   305,000                 1,322,115
Viridian Group PLC                             19,000                   194,223
Vodafone Group PLC                            110,000                 2,167,402
WPP Group PLC                                 220,000                 1,860,498
                                                                    -----------
                                                                     34,208,744
                                                                    -----------
TOTAL COMMON STOCK
   (COST $112,247,738)                                              147,537,352
                                                                    -----------

--------------------------------------------------------------------------------
PREFERRED STOCK--1.9%
--------------------------------------------------------------------------------
SAP AG (Cost $1,874,933)                        7,350                 2,922,021
                                                                    -----------

                                                 PAR
                                                (000)                    VALUE
--------------------------------------------------------------------------------
CONVERTIBLE BONDS--0.5%
--------------------------------------------------------------------------------
Salomon Smith Barney
   0.00%, 05/09/00
   (Cost $770,000)                                770                   770,000
                                                                    -----------

                                             NUMBER
                                          OF WARRANTS                 VALUE
--------------------------------------------------------------------------------
WARRANTS--0.2%
--------------------------------------------------------------------------------
Kantonalbank Credit Suisse 12/17/99 *         500,000                   331,277
Muenchener Rueckversicherungs *                   104                     3,325
                                                                    -----------

TOTAL WARRANTS (COST $297,170)                                          334,602
                                                                    -----------

                                              NUMBER
                                            OF RIGHTS                  VALUE
--------------------------------------------------------------------------------
RIGHTS--0.1%
--------------------------------------------------------------------------------
LVMH (Louis Vuitton Moet
   Hennessy) * (Cost $0)                        7,200                   210,502
                                                                    -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                              NUMBER
                                            OF SHARES                  VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.7%
--------------------------------------------------------------------------------
Temporary Cash Investment Fund, Inc.        2,082,419               $ 2,082,419
Temporary Investment Fund, Inc.             2,082,360                 2,082,360
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
   (COST $4,164,779)                                                  4,164,779
                                                                    -----------

TOTAL INVESTMENTS--100.0%
   (COST $119,354,620) (A)                                         $155,939,256
                                                                   ============

ADR - American Depository Receipt

* - Non-Income Producing

(a) At June 30, 1999, the cost for Federal income tax purposes was $119,354,620. Net unrealized appreciation was $36,584,636. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $40,820,639 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,236,003.

                                          % OF MARKET                 VALUE
                                             VALUE                   (000'S)
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
Financial Services                               12.3%                $  18,477
Insurance                                        10.3%                   15,479
Telecommunications                                9.0%                   13,597
Electronics                                       9.0%                   13,567
Pharmaceuticals                                   8.3%                   12,494
Diversified Operations                            4.8%                    7,174
Retail Diversified                                4.6%                    6,948
Diversified Commercial Services                   3.6%                    5,471
Beverages                                         3.4%                    5,109
Computer Services                                 3.3%                    4,994
Metal Processors & Fabricators                    3.0%                    4,533
Computer Software                                 2.8%                    4,211
Oil                                               2.5%                    3,820
Engineering Services                              2.4%                    3,635
Machinery - General Industry                      2.0%                    2,991
Automobile Manufacturing                          1.8%                    2,723
Catering Services                                 1.8%                    2,697
Diversified Food Products                         1.8%                    2,620
Toys                                              1.6%                    2,389
Tire & Rubber                                     1.5%                    2,177
Publishing                                        1.4%                    2,129
Advertising                                       1.2%                    1,861
Real Estate Development                           1.2%                    1,778
Optical Equipment                                 1.1%                    1,693
Photographic Equipment                            1.1%                    1,665
Cosmetics                                         1.1%                    1,622
Human Resources                                   0.7%                    1,107
Household & Industrial                            0.7%                      978
Building Materials                                0.6%                      867
Investment Companies                              0.5%                      736
Media Communications                              0.5%                      723
Electrical Services                               0.1%                      194
                                                ------                ---------
                                                100.0%                $ 150,459
                                                ======                =========

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
THE SMALL CAPITALIZATION FUND

                                              NUMBER
                                            OF SHARES                 VALUE
--------------------------------------------------------------------------------
COMMON STOCK--88.5%
--------------------------------------------------------------------------------
AUTOMOTIVE PARTS - EQUIPMENT--0.4%
Keystone Automotive Industries, Inc. *          9,700                $  167,931
                                                                     ----------

CHEMICALS--6.0%
Cambrex Corp.                                  47,900                 1,257,375
M.A. Hanna Co.                                 13,600                   223,550
McWhorter Technologies, Inc. *                 17,000                   245,437
Schulman (A.), Inc.                            12,700                   217,091
Spartech Corp.                                 13,100                   414,287
Tetra Technologies, Inc. *                     42,200                   387,712
                                                                     ----------
                                                                      2,745,452
                                                                     ----------
COMPUTER SERVICES & SOFTWARE--7.3%
BancTec, Inc.*                                 11,900                   213,456
National Computer Systems, Inc.                13,400                   451,831
Policy Management Systems Corp. *              38,400                 1,152,000
Shared Medical Systems Corp.                   19,800                 1,291,950
Systems & Computer
  Technology Corp. *                           15,900                   229,059
                                                                     ----------
                                                                      3,338,296
                                                                     ----------
CONSTRUCTION--1.7%
Ha-Lo Industries, Inc.*                        80,600                   795,925
                                                                     ----------

DIVERSIFIED OPERATIONS--0.8%
GP Strategies Corp. *                          20,600                   180,250
Ruddick Corp.                                   9,400                   188,000
                                                                     ----------
                                                                        368,250
                                                                     ----------
ELECTRICAL EQUIPMENT--1.6%
Baldor Electric Co.                            37,500                   745,312
                                                                     ----------

ELECTRONIC COMPONENTS--9.4%
CTS Corp.                                       1,700                   119,000
Exar Corp. *                                   64,100                 1,606,506
General Semiconductor, Inc. *                 169,000                 1,542,125
Kemet Corp. *                                  24,100                   552,041
Technitrol, Inc.                               15,200                   490,200
                                                                     ----------
                                                                      4,309,872
                                                                     ----------
ELECTRONIC SYSTEMS--2.6%
Paxar Corp. *                                 129,650                 1,166,850
                                                                     ----------
ELECTRONICS--4.9%
Harman International Industries, Inc.          30,600                 1,346,400
L-3 Communications Holdings, Inc. *            18,200                   879,287
                                                                     ----------
                                                                      2,225,687
                                                                     ----------
FOOD PROCESSING--2.0%
Del Monte Foods Co. *                          47,200                   790,600
Performance Food Group Co.                      4,500                   123,047
                                                                     ----------
                                                                        913,647
                                                                     ----------
GAS TRANSMISSION--0.3%
Eastern Enterprises                             3,300                   131,175
                                                                     ----------
GLASS PRODUCTS--2.4%
BMC Industries, Inc.                          107,900                 1,112,719
                                                                     ----------
HEALTHCARE--3.5%
Corvel Corp. *                                 40,200                   859,275
First Health Group Corp. *                     12,800                   275,600
Trigon Healthcare, Inc. *                      13,100                   476,513
                                                                     ----------
                                                                      1,611,388
                                                                     ----------

                                              NUMBER
                                            OF SHARES                   VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOME FURNISHINGS/HOUSEWARES--1.4%
Pillowtex Corp.                                38,200                $  623,138
                                                                     ----------
HUMAN RESOURCES--0.7%
Staff Leasing, Inc. *                          25,700                   330,084
                                                                     ----------
INSURANCE--7.2%
Chartwell Re Corp.                             34,400                   640,700
CNA Surety Corp.                                7,700                   117,906
E. W. Blanch Holdings, Inc.                     8,400                   572,775
Horace Mann Educators Corp.                    19,100                   519,281
RenaissanceRe Holdings Ltd.                    38,900                 1,439,300
                                                                     ----------
                                                                      3,289,962
                                                                     ----------
INSURANCE - LIFE--3.2%
American Medical
  Security Group, Inc. *                       75,800                   653,775
Annuity and Life Re (Holdings), Ltd.           37,000                   831,344
                                                                     ----------
                                                                      1,485,119
                                                                     ----------
MACHINERY--2.5%
Albany International Corp. *                   36,805                   763,704
Graco, Inc.                                     2,400                    70,500
Lindsay Manufacturing Co.                      18,000                   316,125
                                                                     ----------
                                                                      1,150,329
                                                                     ----------
MACHINERY TOOLS--2.1%
Baldwin Technology Company, Inc.*              59,800                   175,663
SPS Technologies, Inc.*                        20,600                   772,500
                                                                     ----------
                                                                        948,163
                                                                     ----------
MANUFACTURING--3.9%
Carlisle Companies Inc.                        13,600                   654,500
Flowserve Corp.                                60,400                 1,143,825
                                                                     ----------
                                                                      1,798,325
                                                                     ----------
MEDICAL SUPPLIES AND EQUIPMENT--2.1%
DENTSPLY International, Inc.                   18,800                   544,025
Vital Signs, Inc.                              20,900                   416,694
                                                                     ----------
                                                                        960,719
                                                                     ----------
METALS--2.3%
Precision Castparts Corp.                      24,800                 1,054,000
                                                                     ----------
OFFICE EQUIPMENT & SERVICES--2.7%
Wallace Computer Services, Inc.                50,400                 1,260,000
                                                                     ----------
OIL & GAS--3.6%
Cabot Oil & Gas Corp.                          42,500                   791,563
St. Mary Land & Exploration Co.                41,200                   848,463
                                                                     ----------
                                                                      1,640,026
                                                                     ----------
PUBLISHING--1.9%
Hollinger International, Inc.                  74,300                   882,313
                                                                     ----------
RETAIL--4.3%
MSC Industrial Direct Co. Inc. *               86,700                   888,675
ShopKo Stores, Inc. *                          30,000                 1,087,500
                                                                     ----------
                                                                      1,976,175
                                                                     ----------
SERVICES--4.5%
Nichols Research Corp.*                        69,200                 1,509,425
Tetra Tech, Inc. *                             34,125                   567,328
                                                                     ----------
                                                                      2,076,753
                                                                     ----------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
THE SMALL CAPITALIZATION FUND

--------------------------------------------------------------------------------
                                                  PAR
                                                 (000)                 VALUE
--------------------------------------------------------------------------------
TRANSPORTATION--1.4%
Interpool, Inc.                                48,700               $   633,100
                                                                    -----------
TRANSPORTATION SERVICES--1.8%
Air Express International Corp.                33,500                   845,875
                                                                    -----------
TOTAL COMMON STOCK
   (COST $38,143,808)                                                40,586,585
                                                                    -----------

--------------------------------------------------------------------------------
AGENCY OBLIGATIONS--10.2%
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--10.2%
   4.770%, 07/07/99                             1,805                 1,803,565
   4.770%, 07/08/99                             1,120                 1,118,961
   4.830%, 07/19/99                             1,735                 1,730,810
                                                                    -----------
TOTAL AGENCY OBLIGATIONS
   (COST $4,653,336)                                                  4,653,336
                                                                    -----------

                                             NUMBER
                                            OF SHARES                VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.3%
--------------------------------------------------------------------------------
Temporary Investment Fund
   (Cost $598,805)                            598,805                   598,805
                                                                    -----------
TOTAL INVESTMENTS--100.0%
  (COST $43,395,949) (A)                                           $ 45,838,726
                                                                   ============

--------------------------------------------------------------------------------

*  Non-Income Producing

(a) At June 30, 1999, the cost for Federal income tax purposes was $43,395,949. Net unrealized appreciation was $2,442,777. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,133,693 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,690,916.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
THE EMERGING GROWTH FUND

                                             NUMBER
                                            OF SHARES                 VALUE
--------------------------------------------------------------------------------
COMMON STOCK--94.9%
--------------------------------------------------------------------------------
ADVERTISING--2.0%
Lamar Advertising Co. *                         9,700                $  396,791
TMP Worldwide, Inc. *                           8,700                   554,081
Outdoor Systems, Inc.TMP *                     18,800                   686,200
                                                                     ----------
                                                                      1,637,072
                                                                     ----------
AIR TRANSPORATION--0.4%
SkyWest, Inc.                                  13,000                   322,969
                                                                     ----------
BROADCAST/MEDIA--3.0%
ACTV, Inc. *                                   11,000                   152,281
Citadel Communications Corp. *                 18,200                   659,181
Cox Radio, Inc. *                               2,900                   157,325
Emmis Communications Corp.*                     7,400                   364,219
Hispanic Broadcasting Corp. *                   1,700                   128,934
Radio One, Inc. *                               2,700                   125,212
Univision Communications, Inc.*                11,800                   778,800
                                                                     ----------
                                                                      2,365,952
                                                                     ----------
BROKERAGE--2.1%
Donaldson, Lufkin & Jenrette, Inc.
   -- DLJdirect *                               1,350                    39,825
Knight/Trimark Group, Inc. *                   21,200                 1,292,537
Investment Technology Group, Inc.               9,977                   323,005
                                                                     ----------
                                                                      1,655,367
                                                                     ----------
COMMUNICATIONS SERVICES--1.1%
American Tower Corp. *                         18,500                   444,000
Metromedia Fiber Network, Inc.*                11,400                   410,044
                                                                     ----------
                                                                        854,044
                                                                     ----------
COMPUTER - INTERNET - CONTENT SERVICE--4.3%
24/7 Media, Inc. *                              2,600                   100,263
About.com, Inc. *                               6,100                   315,294
DoubleClick, Inc. *                             7,500                   686,484
drkoop.com, Inc. *                              1,600                    25,550
E - Loan, Inc. *                                1,650                    63,680
EDGAR Online, Inc. *                           25,000                   198,438
MarketWatch.com, Inc. *                         6,700                   388,181
Media Metrix, Inc. *                           15,250                   810,156
SportsLine USA, Inc. *                         18,600                   668,437
Towne Services, Inc. *                         12,100                    94,153
VerticalNet, Inc. *                               700                    73,609
                                                                     ----------
                                                                      3,424,245
                                                                     ----------
COMPUTER - INTERNET - SERVICES &
    SOFTWARE--11.1%
Allaire Corp. *                                 8,300                   565,697
Ariba, Inc. *                                     450                    43,959
BackWeb Technologies Ltd. *                       150                     4,087
CAIS Internet, Inc. *                          10,700                   196,947
Concentric Network Corp. *                     26,700                 1,060,491
Covad Communications Group, Inc. *              1,500                    79,922
CyberSource Corp. *                             2,000                    29,375
EarthLink Network, Inc. *                       8,800                   540,925
F5 Networks, Inc. *                             8,600                   351,794
High Speed Access Corp. *                       1,450                    37,156
Inktomi Corp. *                                 4,100                   539,278
Juno Online Services, Inc. *                   10,200                   233,325
Mpath Interactive, Inc. *                      10,800                   238,275
Netopia, Inc. *                                 9,700                   230,678
Network Solutions, Inc. *                       3,200                   253,100
nFront, Inc. *                                  5,750                    87,508
NorthPoint Communications Group, Inc. *         9,300                   338,869
Phone.com, Inc. *                               1,350                    75,263

                                              NUMBER
                                            OF SHARES                 VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PSINet, Inc. *                                 29,600              $ 1,293,150
Ramp Networks, Inc. *                           3,150                   45,183
RealNetworks, Inc. *                            5,600                  385,875
Scient Corp. *                                  8,000                  380,750
Software.com, Inc.*                             1,350                   31,345
USinternetworking, Inc. *                       7,100                  297,978
Verio, Inc. *                                  16,100                1,118,447
Viant Corp. *                                     850                   29,591
Vignette Corp.                                  4,900                  372,706
                                                                   -----------
                                                                     8,861,674
                                                                   -----------
COMPUTER - NETWORK SERVICES &
   SOFTWARE--2.1%
BindView Development Corp. *                    9,900                  234,816
International Network Services *                4,950                  198,773
Network Appliance, Inc. *                      15,500                  866,547
Novell, Inc. *                                 14,800                  392,200
                                                                   -----------
                                                                     1,692,336
                                                                   -----------
COMPUTER SERVICES & SOFTWARE--15.3%
Advent Software, Inc. *                         4,250                  284,617
AnswerThink Consulting Group, Inc. *           20,600                  518,862
BEA Systems, Inc. *                            23,100                  660,516
Business Objects S.A. ADR *                    20,000                  733,750
Check Point Software Technologies, Ltd. *       9,200                  493,062
CyBear, Inc. *                                 17,600                  245,300
DSET Corp. *                                   22,000                  306,625
ECsoft Group plc ADR*                          20,000                  306,875
ESPS, Inc. *                                   25,600                  189,600
Intuit, Inc. *                                  5,500                  496,031
ISS Group, Inc. *                              10,000                  376,875
Macromedia, Inc. *                             34,900                1,240,041
Mastech Corp. *                                20,500                  380,531
Mercury Interactive Corp. *                    19,400                  687,487
Micromuse, Inc. *                               1,000                   49,812
MindSpring Enterprises, Inc. *                 28,500                1,262,906
Netegrity, Inc. *                              10,000                  164,688
Peregrine Systems, Inc. *                      35,900                  921,059
Pervasive Software, Inc. *                     21,700                  533,684
Rational Software Corp. *                      20,300                  669,266
Research in Motion Ltd. *                      20,500                  416,406
Sagent Technology, Inc. *                       4,300                   37,625
TSI International Software Ltd. *              23,100                  654,019
VERITAS Software Corp. *                        4,300                  408,366
Verity, Inc. *                                  2,700                  146,222
                                                                   -----------
                                                                    12,184,225
                                                                   -----------
ELECTRONIC COMPONENTS--15.0%
Alpha Industries, Inc. *                       27,800                1,323,975
Applied Micro Circuits Corp. *                  6,700                  556,519
Conexant Systems, Inc. *                       11,900                  690,572
Cree Research, Inc. *                          17,100                1,316,166
Exodus Communications, Inc. *                  12,800                1,535,600
Gemstar International Group, Ltd. *            36,800                2,403,500
Genesis Microchip, Inc. *                      16,800                  393,750
GlobeSpan, Inc. *                                 500                   19,672
Macrovision Corp. *                             7,900                  592,006
Power Integrations, Inc. *                     13,400                  979,037
RF Micro Devices, Inc. *                       11,600                  866,012
Sawtek, Inc. *                                  9,800                  449,575
TranSwitch Corp. *                             18,700                  885,328
                                                                   -----------
                                                                    12,011,712
                                                                   -----------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
THE EMERGING GROWTH FUND
                                              NUMBER
                                            OF SHARES                  VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL SERVICES--2.8%
Doral Financial Corp.                          20,000               $   344,375
Financial Federal Corp. *                      20,800                   457,600
MBNA Corp.                                     14,300                   437,938
MicroFinancial, Inc.                           14,100                   201,806
Nationwide Financial Services, Inc.             9,700                   438,925
NextCard, Inc. *                                5,300                   179,703
Wit Capital Group, Inc. *                       4,950                   168,145
                                                                    -----------
                                                                      2,228,492
                                                                    -----------
HOTELS & MOTELS--1.5%
Extended Stay America, Inc. *                  38,700                   464,400
Four Seasons Hotels, Inc.                      17,100                   753,469
                                                                    -----------
                                                                      1,217,869
                                                                    -----------
HUMAN RESOURCES--1.2%
Careerbuilder, Inc. *                           2,000                    26,188
Labor Ready, Inc. *                            17,200                   559,000
On Assignment, Inc. *                          14,400                   375,300
                                                                    -----------
                                                                        960,488
                                                                    -----------
INSURANCE--0.1%
MBIA, Inc.                                      1,500                    97,125
                                                                    -----------

MANUFACTURING--1.8%
JAKKS Pacific, Inc. *                           5,800                   172,369
Quicksilver, Inc. *                            18,300                   476,944
SurModics, Inc. *                              47,400                   770,250
                                                                    -----------
                                                                      1,419,563
                                                                    -----------
MEDICAL SUPPLIES & EQUIPMENT--1.7%
Cytyc Corp. *                                  13,400                   260,881
Incyte Pharmaceuticals, Inc. *                  7,500                   198,047
MedImmune, Inc. *                               8,500                   577,203
Xomed Surgical Products, Inc. *                 6,700                   324,531
                                                                    -----------
                                                                      1,360,662
                                                                    -----------
MEDICAL SERVICES--2.8%
Eclipse Surgical Technologies, Inc. *          20,600                   223,381
Laser Vision Centers, Inc. *                   14,800                   931,475
Summit Technology, Inc. *                      20,400                   449,438
VISIX, Inc. *                                   8,000                   634,250
                                                                    -----------
                                                                      2,238,544
                                                                    -----------
PUBLISHING--0.2%
Playboy Enterprises, Inc.*                      6,250                   166,016
                                                                    -----------
                                                                        166,016
                                                                    -----------
REAL ESTATE--1.5%
CB Richard Ellis Services, Inc. *              11,000                   273,625
Pinnacle Holdings, Inc. *                      28,900                   706,244
Trammell Crow Co. *                            15,400                   253,138
                                                                    -----------
                                                                      1,233,007
                                                                    -----------
RESTAURANTS--1.8%
Consolidated Products, Inc. *                  38,400                   691,200
Garden Fresh Restaurant Corp. *                40,800                   770,100
                                                                    -----------
                                                                      1,461,300
                                                                    -----------
RETAIL--4.1%

Abercrombie & Fitch Co.*                       19,800                   950,400
bebe stores, inc. *                            24,800                   846,300
J. Jill Group, Inc. *                          27,200                   395,250

                                             NUMBER
                                            OF SHARES                   VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pacific Sunwear of California, Inc. *          31,500               $   768,797
The  Wet Seal, Inc. *                           9,500                   270,156
ValueVision International, Inc. *                 600                    11,906
                                                                    -----------
                                                                      3,242,809
                                                                    -----------
RETAIL - INTERNET--1.9%
Alloy Online, Inc. *                              700                     8,028
Amazon.com, Inc. *                              3,000                   375,281
Beyond.com Corp. *                             18,200                   520,406
GoTo.com, Inc. *                               20,650                   575,619
Stamps.com, Inc. *                                750                    13,172
                                                                    -----------
                                                                      1,492,506
                                                                    -----------
SERVICE - CONSULTING--0.8%
Nextera Enterprises, Inc. *                    19,600                   126,788
Professional Detailing, Inc. *                 13,200                   310,612
USWeb Corp. *                                   8,500                   188,859
                                                                    -----------
                                                                        626,259
                                                                    -----------
SERVICE - COMMERCIAL--1.7%
Coinstar, Inc. *                               24,200                   696,506
Student Advantage Inc. *                       35,700                   334,688
@plan, Inc. *                                  22,750                   338,406
                                                                    -----------
                                                                      1,369,600
                                                                    -----------
SERVICE - EDUCATIONAL--1.0%
Education Management Corp. *                   27,200                   563,550
ITT Educational Services, Inc. *                9,000                   234,563
                                                                    -----------
                                                                        798,113
                                                                    -----------
TELECOMMUNICATIONS--12.7%
Allegiance Telecom, Inc. *                     40,000                 2,198,750
CapRock Communications Corp. *                 16,100                   651,547
Copper Mountain Networks, Inc. *                  500                    38,563
Destia Communications, Inc. *                  14,650                   180,836
Ditech Communications Corp. *                   6,100                   122,381
EchoStar Communications Corp. *                12,900                 1,979,747
Electric Lightwave, Inc. *                     48,900                   634,172
ICG Communications, Inc. *                     25,400                   540,544
ITC /\ DeltaCom, Inc. *                        10,200                   285,281
McLeodUSA, Inc.*                               16,600                   911,963
PanAmSat Corp. *                               17,000                   660,875
Primus Telecommunications Group, Inc. *        35,800                   802,144
Teligent, Inc.*                                 6,400                   383,200
Time Warner Telecom, Inc.*                      3,600                   104,287
Viatel, Inc. *                                 11,300                   632,800
                                                                    -----------
                                                                     10,127,090
                                                                    -----------
TELECOMMUNICATIONS - WIRELESS--0.0%
P-Com, Inc. *                                   2,000                    10,469
                                                                    -----------
THERAPEUTICS--0.3%
Biomatrix, Inc. *                              10,000                   216,250
                                                                    -----------

WASTE MANAGEMENT--0.6%
Superior Services, Inc. *                       9,400                   250,569
U S Liquids, Inc. *                            12,500                   260,938
                                                                    -----------
                                                                        511,507
                                                                    -----------
TOTAL COMMON STOCK
    (COST $52,854,399)                                               75,787,265
                                                                    -----------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
THE EMERGING GROWTH FUND

                                              NUMBER
                                            OF SHARES                 VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--5.1%
--------------------------------------------------------------------------------
Temporary Cash Investment Fund, Inc.        2,020,143              $  2,020,143
Temporary Investment Fund, Inc.             2,020,142                 2,020,142
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $4,040,285)                                                   4,040,285
                                                                   ------------
TOTAL INVESTMENTS--100.0%
 (COST $56,894,684) (A)                                            $ 79,827,550
                                                                   ============
-----------------------------
*  Non-income producing security

ADR - American Depository Receipt

(a) At June 30, 1999, the cost for Federal income tax purposes was $57,220,310. Net unrealized appreciation was $22,607,240. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $24,188,254 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,581,014.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PENN SERIES FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES  (UNAUDITED)
JUNE 30, 1999

------------------------------------------------------------------------------------------------------------------------------------

                                                                                 MONEY                        QUALITY
                                                                               MARKET FUND                    BOND FUND
                                                                          -----------------------      ------------------------
ASSETS:
Investments at value (1).................................................            $65,309,714                   $62,528,631
Cash.....................................................................                      -                             -
Interest, dividends and reclaims receivable .............................                495,770                       721,326
Receivable for investment securities sold................................                      -                     8,130,923
Receivable for capital stock sold........................................                      -                       306,531
Net unrealized appreciation on forward foreign currency contracts........                      -                             -
Other assets.............................................................                    271                           273
                                                                          -----------------------      ------------------------
          Total Assets...................................................             65,805,755                    71,687,684
                                                                          -----------------------      ------------------------


LIABILITIES:
Cash overdraft...........................................................                      -                             -
Payable for investment securities purchased..............................                814,833                    15,511,908
Payable for capital stock redeemed.......................................                      -                             -
Dividends payable........................................................                227,526                             -
Payable to the investment advisor........................................                 20,805                        20,583
Payable to The Penn Mutual Life Insurance Co.............................                 23,123                        20,937
Other liabilities........................................................                 11,541                        13,460
                                                                          -----------------------      ------------------------
       Total Liabilities.................................................              1,097,828                    15,566,888
                                                                          -----------------------      ------------------------
NET ASSETS...............................................................            $64,707,927                   $56,120,796
                                                                          =======================      ========================

Shares of $.10 par value capital stock issued
   and outstanding.......................................................             64,710,673                     5,445,321

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.................                  $1.00                        $10.31

NET ASSETS CONSIST OF:
   Capital paid in.......................................................            $64,710,673                   $55,828,461
   Undistributed net investment loss.....................................                      -                     1,381,191
   Accumulated net realized gain (loss) on investment transactions
      and foreign exchange...............................................                 (2,746)                      122,495
   Net unrealized appreciation (depreciation) in value of investments,
      futures contracts and foreign currency related items...............                      -                    (1,211,351)
                                                                          -----------------------      ------------------------
         TOTAL NET ASSETS................................................            $64,707,927                  $ 56,120,796
                                                                          =======================      ========================

(1) Investments at cost..................................................            $65,309,714                   $63,739,982

PENN SERIES FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES  (UNAUDITED)
JUNE 30, 1999
(RESTUBBED)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                    HIGH YIELD                   GROWTH EQUITY
                                                                                    BOND FUND                        FUND
                                                                          -----------------------      --------------------------
ASSETS:
Investments at value (1).................................................               $71,541,255                    $235,576,925
Cash.....................................................................                       777                               -
Interest, dividends and reclaims receivable .............................                 1,080,947                         144,389
Receivable for investment securities sold................................                         -                               -
Receivable for capital stock sold........................................                   412,492                         535,820
Net unrealized appreciation on forward foreign currency contracts........                         -                               -
Other assets.............................................................                       395                             980
                                                                             -----------------------      --------------------------
          Total Assets...................................................                73,035,866                     236,258,114
                                                                             -----------------------      --------------------------


LIABILITIES:
Cash overdraft...........................................................                         -                         489,801
Payable for investment securities purchased..............................                 1,000,000                               -
Payable for capital stock redeemed.......................................                         -                           2,801
Dividends payable........................................................                         -                               -
Payable to the investment advisor........................................                    29,378                          86,262
Payable to The Penn Mutual Life Insurance Co.............................                    27,089                          83,757
Other liabilities........................................................                    17,600                          28,917
                                                                             -----------------------      --------------------------
       Total Liabilities.................................................                 1,074,067                         691,538
                                                                             -----------------------      --------------------------
NET ASSETS...............................................................               $71,961,799                    $235,566,576
                                                                             =======================      ==========================

Shares of $.10 par value capital stock issued
   and outstanding.......................................................                 7,615,135                       6,960,017

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.................                     $9.45                          $33.85

NET ASSETS CONSIST OF:
   Capital paid in.......................................................               $71,743,566                    $146,126,070
   Undistributed net investment loss.....................................                 3,147,060                        (116,628)
   Accumulated net realized gain (loss) on investment transactions
      and foreign exchange...............................................                (2,045,050)                     39,097,124
   Net unrealized appreciation (depreciation) in value of investments,
      futures contracts and foreign currency related items...............                  (883,777)                     50,460,010
                                                                             -----------------------      --------------------------
         TOTAL NET ASSETS................................................               $71,961,799                    $235,566,576
                                                                             =======================      ==========================

(1) Investments at cost..................................................               $72,745,032                    $185,116,915

PENN SERIES FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES  (UNAUDITED)
JUNE 30, 1999
(RESTUBBED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   FLEXIBLY
                                                                                VALUE EQUITY                        MANAGED
                                                                                    FUND                              FUND
                                                                          --------------------------      --------------------------

ASSETS:
Investments at value (1).................................................              $337,962,286                    $509,922,292
Cash.....................................................................                    71,736                               -
Interest, dividends and reclaims receivable .............................                   315,393                       3,178,950
Receivable for investment securities sold................................                 2,516,928                       2,191,366
Receivable for capital stock sold........................................                    15,824                          72,060
Net unrealized appreciation on forward foreign currency contracts........                         -                               -
Other assets.............................................................                     1,989                           3,366
                                                                          --------------------------      --------------------------
          Total Assets...................................................               340,884,156                     515,368,034
                                                                          --------------------------      --------------------------


LIABILITIES:
Cash overdraft...........................................................                         -                               -
Payable for investment securities purchased..............................                   597,158                       3,098,037
Payable for capital stock redeemed.......................................                   912,947                         806,718
Dividends payable........................................................                         -                               -
Payable to the investment advisor........................................                   138,688                         209,157
Payable to The Penn Mutual Life Insurance Co.............................                   126,232                         191,287
Other liabilities........................................................                    40,849                          78,312
                                                                          --------------------------      --------------------------
       Total Liabilities.................................................                 1,815,874                       4,383,511
                                                                          --------------------------      --------------------------
NET ASSETS...............................................................              $339,068,282                    $510,984,523
                                                                          ==========================      ==========================

Shares of $.10 par value capital stock issued
   and outstanding.......................................................                14,082,823                      25,638,941

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.................                    $24.08                          $19.93

NET ASSETS CONSIST OF:
   Capital paid in.......................................................              $228,347,957                    $432,166,625
   Undistributed net investment loss.....................................                 1,626,152                       9,266,332
   Accumulated net realized gain (loss) on investment transactions
      and foreign exchange...............................................                17,352,432                      18,861,530
   Net unrealized appreciation (depreciation) in value of investments,
      futures contracts and foreign currency related items...............                91,741,741                      50,690,036
                                                                          --------------------------      --------------------------
         TOTAL NET ASSETS................................................             $ 339,068,282                   $ 510,984,523
                                                                          ==========================      ==========================

(1) Investments at cost..................................................              $246,220,545                    $459,225,569

PENN SERIES FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES  (UNAUDITED)
JUNE 30, 1999
(RESTUBBED)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SMALL           EMERGING
                                                                            INTERNATIONAL     CAPITALIZATION       GROWTH
                                                                             EQUITY FUND           FUND             FUND
                                                                            -------------     --------------      --------

ASSETS:
Investments at value (1).................................................    $155,939,256       $45,838,726      $79,827,550
Cash.....................................................................               -                 -          594,583
Interest, dividends and reclaims receivable .............................         567,667            27,554           22,966
Receivable for investment securities sold................................         772,078           270,710          544,824
Receivable for capital stock sold........................................       1,936,167            74,116           92,163
Net unrealized appreciation on forward foreign currency contracts........       1,912,276                 -                -
Other assets.............................................................             635               248              158
                                                                             ------------       -----------      -----------
          Total Assets...................................................     161,128,079        46,211,354       81,082,244
                                                                             ------------       -----------      -----------


LIABILITIES:
Cash overdraft...........................................................               -           537,515                -
Payable for investment securities purchased..............................       1,539,405            55,856          687,008
Payable for capital stock redeemed.......................................         176,319           265,652          615,864
Dividends payable........................................................               -                 -                -
Payable to the investment advisor........................................          96,685            18,466           43,518
Payable to The Penn Mutual Life Insurance Co.............................          58,442            16,382           24,961
Other liabilities........................................................          47,410             9,542           10,620
                                                                             ------------       -----------      -----------
       Total Liabilities.................................................       1,918,261           903,413        1,381,971
                                                                             ------------       -----------      -----------
NET ASSETS...............................................................    $159,209,818       $45,307,941      $79,700,273
                                                                             ============       ===========      ===========


Shares of $.10 par value capital stock issued
   and outstanding.......................................................       8,306,582         3,406,732        2,977,901

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.................          $19.17            $13.30           $26.76

NET ASSETS CONSIST OF:
   Capital paid in.......................................................    $115,204,432       $44,685,512      $46,323,736
   Undistributed net investment loss.....................................      (1,197,697)          152,967         (363,699)
   Accumulated net realized gain (loss) on investment transactions
      and foreign exchange...............................................       6,721,554        (1,973,315)      10,807,370
   Net unrealized appreciation (depreciation) in value of investments,
      futures contracts and foreign currency related items...............      38,481,529         2,442,777       22,932,866
                                                                             ------------       -----------      -----------
         TOTAL NET ASSETS................................................    $159,209,818       $45,307,941      $79,700,273
                                                                             ============       ===========      ===========

(1) Investments at cost..................................................    $119,354,620       $43,395,949      $56,894,684

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

PENN SERIES FUNDS, INC.
STATEMENT OF OPERATIONS  (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1999

--------------------------------------------------------------------------------



                                                                                       MONEY                   QUALITY
                                                                                    MARKET FUND               BOND FUND
                                                                                   -------------             -----------
INVESTMENT INCOME:
Dividends............................................................               $        -               $         -
Interest.............................................................                1,500,855                 1,594,560
Foreign tax withheld.................................................                        -                         -
                                                                                    ----------               -----------
       Total investment income.......................................                1,500,855                 1,594,560
                                                                                    ----------               -----------

EXPENSES:
Investment advisory fees ............................................                  117,832                   123,057
Administration fees .................................................                   44,187                    41,019
Accounting fees......................................................                   22,094                    20,509
Custodian fees and expenses..........................................                   10,371                    16,370
Other expenses.......................................................                   13,974                    12,414
                                                                                    ----------               -----------
       Total expenses................................................                  208,458                   213,369
       Less:  Expense waivers........................................                        -                         -
                                                                                    ----------               -----------
       Net expenses..................................................                  208,458                   213,369
                                                                                    ----------               -----------
NET INVESTMENT INCOME (LOSS).........................................                1,292,397                 1,381,191
                                                                                    ----------               -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...............
    Net realized gain (loss) on investment transactions .............                        3                   159,855
    Net realized foreign exchange gain (loss)........................                        -                         -
    Change in net unrealized appreciation/depreciation of
       investments, futures contracts and foreign currency
       related items.................................................                        -                (2,051,403)
                                                                                    ----------               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...............                        3                (1,891,548)
                                                                                    ----------               -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......               $1,292,400                 ($510,357)
                                                                                    ==========               ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                                                                 HIGH YIELD                   GROWTH
                                                                                  BOND FUND                 EQUITY FUND
                                                                                ------------               -------------
INVESTMENT INCOME:
Dividends............................................................              $313,722                    $503,976
Interest.............................................................             3,124,592                     166,391
Foreign tax withheld.................................................                     -                           -
                                                                                 ----------                 -----------
       Total investment income.......................................             3,438,314                     670,367
                                                                                 ----------                 -----------

EXPENSES:
Investment advisory fees ............................................               177,267                     503,655
Administration fees .................................................                53,180                     159,620
Accounting fees......................................................                26,590                      65,604
Custodian fees and expenses..........................................                16,385                      19,882
Other expenses.......................................................                17,832                      38,234
                                                                                 ----------                 -----------
       Total expenses................................................               291,254                     786,995
       Less:  Expense waivers........................................                     -                           -
                                                                                 ----------                 -----------
       Net expenses..................................................               291,254                     786,995
                                                                                 ----------                 -----------
NET INVESTMENT INCOME (LOSS).........................................             3,147,060                    (116,628)
                                                                                 ----------                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...............
    Net realized gain (loss) on investment transactions .............              (422,563)                 39,149,286
    Net realized foreign exchange gain (loss)........................                 4,609                           -
    Change in net unrealized appreciation/depreciation of
       investments, futures contracts and foreign currency
       related items.................................................              (732,941)                (19,342,913)
                                                                                 ----------                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...............            (1,150,895)                 19,806,373
                                                                                 ----------                 -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......            $1,996,165                 $19,689,745
                                                                                 ==========                 ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                                                                                                              FLEXIBLY
                                                                                    VALUE                      MANAGED
                                                                                 EQUITY FUND                    FUND
                                                                                -------------               ------------
INVESTMENT INCOME:
Dividends............................................................             $2,103,940                  $5,767,350
Interest.............................................................                767,660                   5,519,043
Foreign tax withheld.................................................                 (3,590)                    (65,684)
                                                                                 -----------                 -----------
       Total investment income.......................................              2,868,010                  11,220,709
                                                                                 -----------                 -----------

EXPENSES:
Investment advisory fees ............................................                814,641                   1,279,697
Administration fees .................................................                244,392                     383,909
Accounting fees......................................................                 91,029                     118,932
Custodian fees and expenses..........................................                 23,128                      51,277
Other expenses.......................................................                 68,668                     120,562
                                                                                 -----------                 -----------
       Total expenses................................................              1,241,858                   1,954,377
       Less:  Expense waivers........................................                      -                           -
                                                                                 -----------                 -----------
       Net expenses..................................................              1,241,858                   1,954,377
                                                                                 -----------                 -----------
NET INVESTMENT INCOME (LOSS).........................................              1,626,152                   9,266,332
                                                                                 -----------                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...............
    Net realized gain (loss) on investment transactions .............             17,383,484                  19,208,671
    Net realized foreign exchange gain (loss)........................                      -                     (82,155)
    Change in net unrealized appreciation/depreciation of
       investments, futures contracts and foreign currency
       related items.................................................              4,963,624                  14,538,195
                                                                                 -----------                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...............             22,347,108                  33,664,711
                                                                                 -----------                 -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......            $23,973,260                 $42,931,043
                                                                                 ===========                 ===========

                                                                                                                SMALL
                                                                                  INTERNATIONAL             CAPITALIZATION
                                                                                   EQUITY FUND                   FUND
                                                                                 ---------------           ----------------
INVESTMENT INCOME:
Dividends............................................................               $1,330,834                  $182,733
Interest.............................................................                   75,950                   142,967
Foreign tax withheld.................................................                  (82,309)                        -
                                                                                    ----------                ----------
       Total investment income.......................................                1,324,475                   325,700
                                                                                    ----------                ----------

EXPENSES:
Investment advisory fees ............................................                  574,140                   105,186
Administration fees .................................................                  114,828                    31,556
Accounting fees......................................................                   58,328                    15,778
Custodian fees and expenses..........................................                   56,667                     9,215
Other expenses.......................................................                   36,636                    10,998
                                                                                    ----------                ----------
       Total expenses................................................                  840,599                   172,733
       Less:  Expense waivers........................................                        -                         -
                                                                                    ----------                ----------
       Net expenses..................................................                  840,599                   172,733
                                                                                    ----------                ----------
NET INVESTMENT INCOME (LOSS).........................................                  483,876                   152,967
                                                                                    ----------                ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...............
    Net realized gain (loss) on investment transactions .............                6,599,369                (1,964,472)
    Net realized foreign exchange gain (loss)........................                 (182,156)                        -
    Change in net unrealized appreciation/depreciation of
       investments, futures contracts and foreign currency
       related items.................................................                 (297,275)                3,558,048
                                                                                    ----------                ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...............                6,119,938                 1,593,576
                                                                                    ----------                ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......               $6,603,814                $1,746,543
                                                                                    ==========                ==========

                                                                                  EMERGING
                                                                                   GROWTH
                                                                                    FUND
                                                                                -----------
INVESTMENT INCOME:
Dividends............................................................               $27,179
Interest.............................................................               137,065
Foreign tax withheld.................................................                  (143)
                                                                                -----------
       Total investment income.......................................               164,101
                                                                                -----------

EXPENSES:
Investment advisory fees ............................................               215,569
Administration fees .................................................                42,309
Accounting fees......................................................                21,155
Custodian fees and expenses..........................................                 9,222
Other expenses.......................................................                 9,620
                                                                                -----------
       Total expenses................................................               297,875
       Less: Expense waivers.........................................                     -
                                                                                -----------
       Net expenses..................................................               297,875
                                                                                -----------
NET INVESTMENT INCOME (LOSS).........................................              (133,774)
                                                                                -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...............
    Net realized gain (loss) on investment transactions .............            13,049,478
    Net realized foreign exchange gain (loss)........................                     -
    Change in net unrealized appreciation/depreciation of
       investments, futures contracts and foreign currency
       related items.................................................            11,494,698
                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...............            24,544,176
                                                                                -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......           $24,410,402
                                                                                ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          MONEY MARKET FUND
                                                                         ----------------------------------------------------
                                                                               SIX MONTHS                      YEAR
                                                                                  ENDED                       ENDED
                                                                                06/30/99                   DECEMBER 31,
                                                                               (UNAUDITED)                     1998
                                                                         ------------------------     -----------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income(loss) .........................................         $  1,292,397                $  2,216,043
Net realized gain (loss) on investment transactions .................                    3                        (992)
Net realized foreign exchange gain (loss) ...........................                   --                          --
Net change in unrealized appreciation (depreciation) of
   investments, futures contracts and foreign currency
   related items ....................................................                   --                          --
                                                                              ------------                ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            1,292,400                   2,215,051
                                                                              ------------                ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...............................................           (1,292,397)                 (2,216,043)
Net realized capital gains ..........................................                   --                          --
In excess of net investment income ..................................                   --                          --
                                                                              ------------                ------------
      TOTAL DISTRIBUTIONS ...........................................           (1,292,397)                 (2,216,043)
                                                                              ------------                ------------

CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from capital share transactions .......           11,081,502                  16,151,030
                                                                              ------------                ------------

TOTAL INCREASE IN NET ASSETS ........................................           11,081,505                  16,150,038

Net Assets, beginning of period .....................................           53,626,422                  37,476,384
                                                                              ------------                ------------
NET ASSETS, END OF PERIOD ...........................................         $ 64,707,927                $ 53,626,422
                                                                              ============                ============

[RESTUBBED]
PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           QUALITY BOND FUND
                                                                                      ------------------------------
                                                                                       SIX MONTHS         YEAR
                                                                                          ENDED           ENDED
                                                                                        06/30/99        DECEMBER 31,
                                                                                       (UNAUDITED)         1998
                                                                                      ------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income(loss) ................................................          $  1,381,191    $  2,407,257
Net realized gain (loss) on investment transactions ........................               159,855       1,533,022
Net realized foreign exchange gain (loss) ..................................                  --              --
Net change in unrealized appreciation (depreciation) of
   investments, futures contracts and foreign currency
   related items ...........................................................            (2,051,403)        487,720
                                                                                      ------------    ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......              (510,357)      4,427,999
                                                                                      ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ......................................................                  --        (2,407,257)
Net realized capital gains .................................................                  --        (1,568,759)
In excess of net investment income .........................................                  --            (1,623)
                                                                                      ------------    ------------
      TOTAL DISTRIBUTIONS ..................................................                  --        (3,977,639)
                                                                                      ------------    ------------

CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from capital share transactions ..............             3,126,047      12,977,718
                                                                                      ------------    ------------

TOTAL INCREASE IN NET ASSETS ...............................................             2,615,690      13,428,078

Net Assets, beginning of period ............................................            53,505,106      40,077,028
                                                                                      ------------    ------------

NET ASSETS, END OF PERIOD ..................................................          $ 56,120,796    $ 53,505,106
                                                                                      ============    ============


[RESTUBBED]
PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                VALUE EQUITY FUND
                                                                                 -------------------------------------------
                                                                                      SIX MONTHS                   YEAR
                                                                                        ENDED                      ENDED
                                                                                       06/30/99                 DECEMBER 31,
                                                                                      (UNAUDITED)                   1998
                                                                                     -------------             -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income(loss) .........................................                $   1,626,152             $   4,186,893
Net realized gain (loss) on investment transactions .................                   17,383,484                27,331,911
Net realized foreign exchange gain (loss) ...........................                         --                        --
Net change in unrealized appreciation (depreciation)
   of investments, futures contracts and foreign currency
   related items ....................................................                    4,963,624                (3,543,595)
                                                                                     -------------             -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   23,973,260                27,975,209
                                                                                     -------------             -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...............................................                         --                  (4,186,893)
Net realized capital gains ..........................................                         --                 (27,362,963)
In excess of net investment income ..................................                         --                        --
                                                                                     -------------             -------------
      TOTAL DISTRIBUTIONS ...........................................                         --                 (31,549,856)
                                                                                     -------------             -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from capital share transactions .......                  (20,383,508)               36,092,709
                                                                                     -------------             -------------

TOTAL INCREASE IN NET ASSETS ........................................                    3,589,752                32,518,062

Net Assets, beginning of period .....................................                  335,478,530               302,960,468
                                                                                     -------------             -------------

NET ASSETS, END OF PERIOD ...........................................                $ 339,068,282             $ 335,478,530
                                                                                     =============             =============

[RESTUBBED]
PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             FLEXIBLY MANAGED FUND
                                                                                -------------------------------------------
                                                                                    SIX MONTHS                    YEAR
                                                                                      ENDED                       ENDED
                                                                                     06/30/99                  DECEMBER 31,
                                                                                   (UNAUDITED)                     1998
                                                                                ----------------               ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income(loss) .........................................             $   9,266,332                $  15,107,764
Net realized gain (loss) on investment transactions .................                19,208,671                   55,261,526
Net realized foreign exchange gain (loss) ...........................                   (82,155)                      (7,284)
Net change in unrealized appreciation (depreciation)
   of investments, futures contracts and foreign currency
   related items ....................................................                14,538,195                  (39,212,128)
                                                                                  -------------                -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                42,931,043                   31,149,878
                                                                                  -------------                -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...............................................                      --                    (15,107,764)
Net realized capital gains ..........................................                      --                    (55,129,786)
In excess of net investment income ..................................                      --                       (363,128)
                                                                                  -------------                -------------
      TOTAL DISTRIBUTIONS ...........................................                      --                    (70,600,678)
                                                                                  -------------                -------------

CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from capital share transactions .......               (77,432,092)                  68,797,648
                                                                                  -------------                -------------

TOTAL INCREASE IN NET ASSETS ........................................               (34,501,049)                  29,346,848

Net Assets, beginning of period .....................................               545,485,572                  516,138,724
                                                                                  -------------                -------------

NET ASSETS, END OF PERIOD ...........................................             $ 510,984,523                $ 545,485,572
                                                                                  =============                =============



  THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                    HIGH YIELD BOND FUND
                                                                                         -----------------------------------------
                                                                                          SIX MONTHS                     YEAR
                                                                                            ENDED                        ENDED
                                                                                           06/30/99                   DECEMBER 31,
                                                                                          (UNAUDITED)                     1998
                                                                                         ------------                ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income(loss)...................................................           $ 3,147,060                 $ 5,413,458
Net realized gain (loss) on investment transactions ..........................              (422,563)                    (34,795)
Net realized foreign exchange gain (loss) ....................................                 4,609                           -
Net change in unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currency related items...............................              (732,941)                 (2,434,085)
                                                                                         -----------                 -----------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........             1,996,165                   2,944,578
                                                                                         -----------                 -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................................                     -                  (5,413,458)
Net realized capital gains ...................................................                     -                           -
In excess of net investment income............................................                     -                      (6,598)
                                                                                         -----------                 -----------
      TOTAL DISTRIBUTIONS.....................................................                     -                  (5,420,056)
                                                                                         -----------                 -----------

CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from capital share transactions ................               962,400                  12,341,048
                                                                                         -----------                 -----------

TOTAL INCREASE IN NET ASSETS..................................................             2,958,565                   9,865,570

Net Assets, beginning of period...............................................            69,003,234                  59,137,664
                                                                                         -----------                 -----------

NET ASSETS, END OF PERIOD.....................................................           $71,961,799                 $69,003,234
                                                                                         ===========                 ===========

[RESTUBBED]

                                                                                                    GROWTH EQUITY FUND
                                                                                         -----------------------------------------
                                                                                         SIX MONTHS                      YEAR
                                                                                           ENDED                         ENDED
                                                                                          06/30/99                    DECEMBER 31,
                                                                                         (UNAUDITED)                      1998
                                                                                         ------------                 ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income(loss)...................................................           $   (116,628)                $    131,289
Net realized gain (loss) on investment transactions ..........................             39,149,286                   20,481,154
Net realized foreign exchange gain (loss) ....................................                      -                            -
Net change in unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currency related items...............................            (19,342,913)                  36,064,087
                                                                                         ------------                 ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........             19,689,745                   56,676,530
                                                                                         ------------                 ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................................                      -                     (131,289)
Net realized capital gains ...................................................                      -                  (20,497,332)
In excess of net investment income............................................                      -                            -
                                                                                         ------------                 ------------
      TOTAL DISTRIBUTIONS.....................................................                      -                  (20,628,621)
                                                                                         ------------                 ------------

CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from capital share transactions ................             20,184,942                   23,585,734
                                                                                         ------------                 ------------

TOTAL INCREASE IN NET ASSETS..................................................             39,874,687                   59,633,643

Net Assets, beginning of period...............................................            195,691,889                  136,058,246
                                                                                         ------------                 ------------

NET ASSETS, END OF PERIOD.....................................................           $235,566,576                 $195,691,889
                                                                                         ============                 ============


[RESTUBBED]

                                                                                                 INTERNATIONAL EQUITY FUND
                                                                                         ------------------------------------------
                                                                                         SIX MONTHS                       YEAR
                                                                                            ENDED                         ENDED
                                                                                           06/30/99                    DECEMBER 31,
                                                                                          (UNAUDITED)                      1998
                                                                                         -------------                 ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income(loss)...................................................           $     483,876                 $    647,444
Net realized gain (loss) on investment transactions ..........................               6,599,369                    5,177,853
Net realized foreign exchange gain (loss) ....................................                (182,156)                     114,386
Net change in unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currency related items...............................                (297,275)                  18,456,661
                                                                                         -------------                 ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........               6,603,814                   24,396,344
                                                                                         -------------                 ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................................                       -                     (647,443)
Net realized capital gains ...................................................                       -                   (4,938,505)
In excess of net investment income............................................                       -                     (769,507)
                                                                                         -------------                 ------------
      TOTAL DISTRIBUTIONS.....................................................                       -                   (6,355,455)
                                                                                         -------------                 ------------

CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from capital share transactions ................              (1,216,204)                   6,143,763
                                                                                         -------------                 ------------

TOTAL INCREASE IN NET ASSETS..................................................               5,387,610                   24,184,652

Net Assets, beginning of period...............................................             153,822,208                  129,637,556
                                                                                         -------------                 ------------

NET ASSETS, END OF PERIOD.....................................................           $ 159,209,818                 $153,822,208
                                                                                         =============                 ============


[RESTUBBED]

                                                                                                SMALL CAPITALIZATION FUND
                                                                              -----------------------------------------------------
                                                                                        SIX MONTHS                        YEAR
                                                                                          ENDED                          ENDED
                                                                                         06/30/99                      DECEMBER 31,
                                                                                        (UNAUDITED)                       1998
                                                                                        ------------                  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income(loss)...................................................          $    152,967                  $    274,511
Net realized gain (loss) on investment transactions ..........................            (1,964,472)                      712,102
Net realized foreign exchange gain (loss) ....................................                     -
Net change in unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currency related items...............................             3,558,048                    (5,286,799)
                                                                                        ------------                  ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........             1,746,543                    (4,300,186)
                                                                                        ------------                  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................................                     -                      (274,511)
Net realized capital gains ...................................................                     -                      (711,962)
In excess of net investment income............................................                     -                             -
                                                                                        ------------                  ------------
      TOTAL DISTRIBUTIONS.....................................................                     -                      (986,473)
                                                                                        ------------                  ------------

CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from capital share transactions ................               (73,442)                   10,195,405
                                                                                        ------------                  ------------

TOTAL INCREASE IN NET ASSETS..................................................             1,673,101                     4,908,746

Net Assets, beginning of period...............................................            43,634,840                    38,726,094
                                                                                        ------------                  ------------

NET ASSETS, END OF PERIOD.....................................................          $ 45,307,941                  $ 43,634,840
                                                                                        ============                  ============



[RESTUBBED]

                                                                                                 EMERGING GROWTH FUND
                                                                              ---------------------------------------------------
                                                                                       SIX MONTHS                      YEAR
                                                                                         ENDED                         ENDED
                                                                                        06/30/99                    DECEMBER 31,
                                                                                       (UNAUDITED)                      1998
                                                                                       ------------                 ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income(loss)...................................................         $   (133,774)                $   (174,741)
Net realized gain (loss) on investment transactions ..........................           13,049,478                   (2,191,288)
Net realized foreign exchange gain (loss) ....................................                    -                            -
Net change in unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currency related items...............................           11,494,698                   10,934,484
                                                                                       ------------                 ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........           24,410,402                    8,568,455
                                                                                       ------------                 ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................................                    -                            -
Net realized capital gains ...................................................                    -                       (8,966)
In excess of net investment income............................................                    -                            -
                                                                                       ------------                 ------------
      TOTAL DISTRIBUTIONS.....................................................                    -                       (8,966)
                                                                                       ------------                 ------------

CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from capital share transactions ................           16,626,189                   12,162,475
                                                                                       ------------                 ------------

TOTAL INCREASE IN NET ASSETS..................................................           41,036,591                   20,721,964

Net Assets, beginning of period...............................................           38,663,682                   17,941,718
                                                                                       ------------                 ------------

NET ASSETS, END OF PERIOD.....................................................         $ 79,700,273                 $ 38,663,682
                                                                                       ============                 ============




  THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE MONEY MARKET FUND
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                     SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,
                                                                       JUNE 30, 1999       -------------------------
                                                                       (UNAUDITED)           1998              1997
                                                                     ----------------      -------           -------
Net asset value, beginning of period.........................             $  1.00          $  1.00           $  1.00
                                                                          -------          -------           -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................................              0.0217           0.0489            0.0503
                                                                          -------          -------           -------

   Total from investment operations..........................              0.0217           0.0489            0.0503
                                                                          -------          -------           -------

LESS DIVIDENDS:
Dividends from net investment income.........................             (0.0217)         (0.0489)          (0.0503)
                                                                          -------          -------           -------

   Total dividends...........................................             (0.0217)         (0.0489)          (0.0503)
                                                                          -------          -------           -------

Net asset value, end of period...............................             $  1.00          $  1.00           $  1.00
                                                                          =======          =======           =======

   Total return..............................................                2.19%            5.00%             5.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................             $64,708          $53,626           $37,476
                                                                          =======          =======           =======

Ratio of expenses to average net assets......................                0.71%(a)         0.72%             0.70%
                                                                          =======          =======           =======

Ratio of net investment income
   to average net assets.....................................                4.39%(a)         4.88%             5.04%
                                                                          =======          =======           =======

                                                                                YEAR ENDED DECEMBER 31,
                                                                      ------------------------------------------
                                                                       1996               1995             1994
                                                                      -------           -------          -------
Net asset value, beginning of period.........................         $  1.00           $  1.00          $  1.00
                                                                      -------           -------          -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................................          0.0489            0.0538           0.0365
                                                                      -------           -------          -------

   Total from investment operations..........................          0.0489            0.0538           0.0365
                                                                      -------           -------          -------

LESS DIVIDENDS:
Dividends from net investment income.........................         (0.0489)          (0.0538)         (0.0365)
                                                                      -------           -------          -------

   Total dividends...........................................         (0.0489)          (0.0538)         (0.0365)
                                                                      -------           -------          -------

Net asset value, end of period...............................         $  1.00           $  1.00          $  1.00
                                                                      =======           =======          =======

   Total return..............................................            5.00%             5.51%            3.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................         $34,501           $24,726          $16,531
                                                                      =======           =======          =======

Ratio of expenses to average net assets......................            0.73%(b)          0.69%(b)         0.73%(b)
                                                                      =======           =======          =======

Ratio of net investment income
   to average net assets.....................................            4.88%(b)          5.37%(b)         3.74%(b)
                                                                      =======           =======          =======

--------------------------------------------------------------------------------
(a) Annualized.
(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.74%, 0.74%, and 0.79%, and the ratio of net investment income to average net assets would have been 4.87%, 5.32%, and 3.68% for the years ended December 31, 1996, 1995, and 1994, respectively.

--------------------------------------------------------------------------------
THE QUALITY BOND FUND
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                      SIX MONTHS ENDED      YEAR ENDED DECEMBER 31,
                                                                       JUNE 30, 1999       -------------------------
                                                                        (UNAUDITED)          1998              1997
                                                                      ----------------     -------           -------
Net asset value, beginning of period.........................             $ 10.40          $ 10.20           $ 10.00
                                                                          -------          -------           -------

INCOME(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income........................................                0.25             0.51              0.60
Net realized and unrealized gain (loss)
   on investment transactions................................               (0.34)            0.53              0.20
                                                                          -------          -------           -------

   Total from investment operations..........................               (0.09)            1.04              0.80
                                                                          -------          -------           -------

LESS DISTRIBUTIONS:
Dividend from net investment income..........................                0.00            (0.51)            (0.60)
Distribution from net realized gain..........................                0.00            (0.33)             0.00
Distribution in excess of net realized gain..................                0.00             0.00              0.00
                                                                          -------          -------           -------

   Total distributions.......................................                0.00            (0.84)            (0.60)
                                                                          -------          -------           -------

Net asset value, end of period...............................              $10.31          $ 10.40           $ 10.20
                                                                          =======          =======           =======

   Total return..............................................               (0.87)%          10.17%             8.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................             $56,121          $53,505           $40,077
                                                                          =======          =======           =======

Ratio of expenses to average net assets......................                0.78%(a)         0.77%             0.75%
                                                                          =======          =======           =======

Ratio of net investment income
   to average net assets.....................................                5.05%(a)         5.26%             5.87%
                                                                          =======          =======           =======

Portfolio turnover rate......................................               472.2%           477.2%            317.3%
                                                                          =======          =======           =======

                                                                                YEAR ENDED DECEMBER 31,
                                                                        -------------------------------------
                                                                         1996            1995           1994
                                                                       -------         -------        -------
Net asset value, beginning of period.........................          $ 10.24         $  9.04        $ 10.19
                                                                       -------         -------        -------

INCOME(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income........................................             0.66            0.61           0.61
Net realized and unrealized gain (loss)
   on investment transactions................................            (0.24)           1.21          (1.15)
                                                                       -------         -------        -------

   Total from investment operations..........................             0.42            1.82          (0.54)
                                                                       -------         -------        -------

LESS DISTRIBUTIONS:
Dividend from net investment income..........................            (0.66)          (0.61)         (0.61)
Distribution from net realized gain..........................             0.00            0.00           0.00
Distribution in excess of net realized
   gain......................................................             0.00           (0.01)          0.00
                                                                       -------         -------        -------

   Total distributions.......................................            (0.66)          (0.62)         (0.61)
                                                                       -------         -------        -------

Net asset value, end of period...............................          $ 10.00         $ 10.24        $  9.04
                                                                       =======         =======        =======

   Total return..............................................             4.14%          20.14%         (5.29)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................          $37,611         $38,048        $31,338
                                                                       =======         =======        =======

Ratio of expenses to average net assets......................             0.77%(b)        0.73%(b)       0.78%(b)
                                                                       =======         =======        =======

Ratio of net investment income
   to average net assets.....................................            6.03%(b)         6.20%(b)       6.14%(b)
                                                                       =======         =======        =======

Portfolio turnover rate......................................            107.6%          449.2%         380.9%
                                                                       =======         =======        =======


---------------------------------------------------------------
(a) Annualized.
(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.78%, 0.78%, and 0.83%, and the ratio of net investment income to average net assets would have been 6.02%, 6.15%, and 6.09% for the years ended December 31, 1996, 1995, and 1994, respectively.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE HIGH YIELD BOND FUND
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                 SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                                                   JUNE 30, 1999           -------------------------------------
                                                                    (UNAUDITED)                 1998                  1997
                                                               ---------------------      ----------------      ----------------
Net asset value, beginning of period                           $                9.19      $           9.52      $           8.91
                                                               ---------------------      ----------------      ----------------

INCOME(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.........................................                  0.41                  0.79                  0.80
Net realized and unrealized gain (loss)
   on investment transactions.................................                 (0.15)                (0.33)                 0.61
                                                               ---------------------      ----------------      ----------------

   Total from investment operations...........................                  0.26                  0.46                  1.41
                                                               ---------------------      ----------------      ----------------

LESS DISTRIBUTIONS:
Dividend from net investment income...........................                  0.00                 (0.79)                (0.80)
Distribution in excess of net
   investment income..........................................                  0.00                  0.00                  0.00
                                                               ---------------------      ----------------      ----------------

   Total distributions........................................                  0.00                 (0.79)                (0.80)
                                                               ---------------------      ----------------      ----------------

Net asset value, end of period................................ $                9.45      $           9.19      $           9.52
                                                               =====================      ================      ================

   Total return...............................................                 2.83%                 4.79%                15.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................  $              71,962      $         69,003      $         59,138
                                                               =====================      ================      ================

Ratio of expenses to average net assets.......................                 0.82%(a)              0.82%                 0.81%
                                                               =====================      ================      ================

Ratio of net investment income
   to average net assets......................................                 8.88%(a)              8.30%                 8.96%
                                                               =====================      ================      ================

Portfolio turnover rate.......................................                 50.6%                 82.7%                111.3%
                                                               =====================      ================      ================


(RESTUBBED)


                                                                                  YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------
                                                                      1996                1995                   1994
                                                               ----------------      ----------------     ----------------
Net asset value, beginning of period                           $           8.44      $           7.94     $           9.55
                                                               ----------------      ----------------     ----------------

INCOME(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.........................................             0.70                  0.80                 0.90
Net realized and unrealized gain (loss)
   on investment transactions.................................             0.47                  0.50                (1.60)
                                                               ----------------      ----------------     ----------------

   Total from investment operations...........................             1.17                  1.30                (0.70)
                                                               ----------------      ----------------     ----------------

LESS DISTRIBUTIONS:
Dividend from net investment income...........................            (0.70)                (0.80)               (0.90)
Distribution in excess of net
   investment income..........................................             0.00                  0.00                (0.01)
                                                               ----------------      ----------------     ----------------

   Total distributions........................................            (0.70)                (0.80)               (0.91)
                                                               ----------------      ----------------     ----------------

Net asset value, end of period................................ $           8.91      $           8.44     $           7.94
                                                               ================      ================     ================

   Total return...............................................           13.87%                16.41%                7.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................  $         44,042     $          36,442     $         32,081
                                                               ================      ================     ================

Ratio of expenses to average net assets.......................            0.84%                 0.87%                0.86%
                                                               ================      ================     ================

Ratio of net investment income
   to average net assets......................................            8.14%                 9.20%                9.18%
                                                               ================      ================     ================

Portfolio turnover rate.......................................           118.5%                 84.3%                90.7%
                                                               ================      ================     ================
---------------------------------------------------------------
(a)  Annualized.

--------------------

THE GROWTH EQUITY FUND
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                    SIX MONTHS
                                                                      ENDED                 YEAR ENDED DECEMBER 31,
                                                                   JUNE 30, 1999     -------------------------------------
                                                                   (UNAUDITED)              1998                   1997
                                                            ---------------------    ----------------      ---------------
Net asset value, beginning of period....................  $               30.88      $          24.37      $          21.46
                                                          ---------------------      ----------------      ----------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................                (0.02)                 0.02                  0.10
Net realized and unrealized gain (loss)
   on investment transactions.............................                 2.99                 10.12                  5.64
                                                          ---------------------      ----------------      ----------------

   Total from investment operations.......................                 2.97                 10.14                  5.74
                                                          ---------------------      ----------------      ----------------

LESS DISTRIBUTIONS:
Dividend from net investment income........................                0.00                 (0.02)                (0.10)
Distribution from net realized gains.......................                0.00                 (3.61)                (2.73)
                                                          ---------------------      ----------------      ----------------

   Total distributions.....................................                0.00                 (3.63)                (2.83)
                                                          ---------------------      ----------------      ----------------

Net asset value, end of period..........................  $               33.85      $          30.88      $          24.37
                                                          =====================      ================      ================

   Total return...........................................                9.62%                41.67%                26.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................  $             235,567      $        195,692      $        136,058
                                                          =====================      ================      ================

Ratio of expenses to average net assets..................                 0.74%(a)              0.76%                 0.77%
                                                          =====================      ================      ================

Ratio of net investment income(loss)
   to average net assets.................................                (.11)%(a)              0.08%                 0.39%
                                                          =====================      ================      ================

Portfolio turnover rate...................................               123.0%                161.3%                169.1%
                                                          =====================      ================      ================

(RESTUBBED)


                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                    1996                1995                  1994
                                                             ----------------     ----------------      ----------------
Net asset value, beginning of period.....................   $         20.00       $         18.30      $          20.49
                                                            ----------------      ----------------     ----------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............................             0.11                  0.09                 0.13
Net realized and unrealized gain (loss)
   on investment transactions..............................             3.85                  4.75                (1.80)
                                                            ----------------      ----------------     ----------------

   Total from investment operations........................             3.96                  4.84                (1.67)
                                                            ----------------      ----------------     ----------------

LESS DISTRIBUTIONS:
Dividend from net investment income........................            (0.11)                (0.09)               (0.13)
Distribution from net realized gains.......................            (2.39)                (3.05)               (0.39)
                                                            ----------------      ----------------     ----------------

   Total distributions.....................................            (2.50)                (3.14)               (0.52)
                                                            ----------------      ----------------     ----------------

Net asset value, end of period...........................   $          21.46      $          20.00     $          18.30
                                                            ================      ================     ================

   Total return............................................           19.76%                26.45%                (8.12)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................   $        106,039      $         95,593     $         80,078
                                                            ================      ================     ================

Ratio of expenses to average net assets...................             0.80%(b)              0.77%(b)             0.79%(b)
                                                            ================      ================     ================

Ratio of net investment income(loss)
   to average net assets..................................             0.48%(b)              0.43%(b)             0.70%(b)
                                                            ================      ================     ================

Portfolio turnover rate....................................           177.1%                169.8%               156.2%
                                                            ================      ================     ================

---------------------------------------------------------------
(a)  Annualized.
(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 0.81%, 0.82%, and 0.84%, and the ratio of net investment income to average net assets would have been 0.47%, 0.38%, and 0.65% for the years ended December 31, 1996, 1995, and 1994, respectively.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE VALUE EQUITY FUND
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.



                                             SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                              JUNE 30, 1999      ------------------------------------------------------------
                                               (UNAUDITED)         1998        1997          1996         1995         1994
                                             --------------      --------    --------      --------    ---------     --------
Net asset value, beginning of period.....       $  22.39        $  22.55    $  19.32      $  16.28     $  12.67       $ 12.68
                                                --------        --------    --------      --------     --------       -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................           0.12            0.31        0.29          0.22         0.25          0.20
Net realized and unrealized gain
   on investment transactions............           1.57            1.85        4.53          3.88         4.50          0.17
                                                --------        --------    --------      --------     --------       -------

   Total from investment operations......           1.69            2.16        4.82          4.10         4.75          0.37
                                                --------        --------    --------      --------     --------       -------

LESS DISTRIBUTIONS:
Dividend from net investment income......           0.00           (0.31)      (0.29)        (0.22)       (0.25)        (0.20)
Distribution from net realized gains.....           0.00           (2.01)      (1.30)        (0.84)       (0.89)        (0.18)
                                                --------        --------    --------      --------     --------       -------

   Total distributions...................           0.00           (2.32)      (1.59)        (1.06)       (1.14)        (0.38)
                                                --------        --------    --------      --------     --------       -------

Net asset value, end of period...........       $  24.08        $  22.39    $  22.55      $  19.32     $  16.28       $ 12.67
                                                ========        ========    ========      ========     ========       =======

   Total return..........................          7.55%           9.59%      24.98%        25.19%       37.48%         2.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).       $339,068        $335,479    $302,960      $200,674     $127,260       $79,021
                                                ========        ========    ========      ========     ========       =======

Ratio of expenses to average net assets..          0.76%(a)        0.76%       0.76%         0.78%        0.80%         0.82%
                                                ========        ========    ========      ========     ========       =======

Ratio of net investment income
   to average net assets.................          1.00%(a)        1.27%       1.43%         1.38%        1.71%         1.59%
                                                ========        ========    ========      ========     ========       =======

Portfolio turnover rate..................          27.8%           24.0%       18.7%         25.0%        34.3%         30.6%
                                                ========        ========    ========      ========     ========       =======

-----------------
(a)  Annualized.

--------------------------------------------------------------------------------

THE FLEXIBLY MANAGED FUND
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.



                                             SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                              JUNE 30, 1999      ------------------------------------------------------------
                                               (UNAUDITED)         1998        1997          1996         1995         1994
                                             --------------      --------    --------      --------    ---------     --------
Net asset value, beginning of period....        $  18.31        $  19.83    $  18.74      $  17.40     $  15.19       $ 15.70
                                                --------        --------    --------      --------     --------       -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................           0.36            0.60        0.61          0.65         0.53          0.43
Net realized and unrealized gain
   on investment transactions............           1.26            0.61        2.33          2.19         2.86          0.22
                                                --------        --------    --------      --------     --------       -------

   Total from investment operations......           1.62            1.21        2.94          2.84         3.39          0.65
                                                --------        --------    --------      --------     --------       -------

LESS DISTRIBUTIONS:
Dividend from net investment income......           0.00           (0.60)      (0.61)        (0.65)       (0.53)        (0.43)
Distribution in excess of net
   investment income.....................           0.00            0.00        0.00          0.00        (0.01)        (0.02)
Distribution from net realized gains.....           0.00           (2.13)      (1.24)        (0.85)       (0.64)        (0.71)
                                                --------        --------    --------      --------     --------       -------
   Total distributions...................           0.00           (2.73)      (1.85)        (1.50)       (1.18)        (1.16)
                                                --------        --------    --------      --------     --------       -------

Net asset value, end of period...........       $  19.93        $  18.31    $  19.83      $  18.74     $  17.40       $ 15.19
                                                ========        ========    ========      ========     ========       =======

   Total return..........................          8.85%           6.09%      15.65%        16.37%       22.28%         4.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).       $510,985        $545,486    $516,139      $398,544     $266,556      $169,847
                                                ========        ========    ========      ========     ========       =======

Ratio of expenses to average net assets..          0.76%(a)        0.76%       0.76%         0.77%        0.79%         0.82%
                                                ========        ========    ========      ========     ========       =======

Ratio of net investment income
   to average net assets.................          3.62%(a)        2.78%       3.10%         3.90%        3.45%         3.14%
                                                ========        ========    ========      ========     ========       =======

Portfolio turnover rate..................          17.0%           48.0%       37.1%         32.9%        37.2%         37.3%
                                                ========        ========    ========      ========     ========       =======

---------------
(a) Annualized.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.




                                                  SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 1999      ------------------------------------------------------------
                                                    (UNAUDITED)         1998        1997          1996         1995         1994
                                                  --------------      --------    --------      --------    ---------     --------

Net asset value, beginning of period.............  $  18.37          $  16.13    $  15.61      $  14.47      $ 13.01       $ 13.94
                                                   --------          --------    --------      --------      -------       -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income............................      0.06              0.10        0.58          0.63         0.13          0.09
Net realized and unrealized gain (loss) on
   investments and foreign currency
   related transactions..........................      0.74              2.93        1.04          1.81         1.67         (0.97)
                                                   --------          --------    --------      --------      -------       -------

   Total from investment operations..............      0.80              3.03        1.62          2.44         1.80         (0.88)
                                                   --------          --------    --------      --------      -------       -------

LESS DISTRIBUTIONS:
Dividend from net investment income..............      0.00             (0.10)      (0.53)        (0.56)       (0.12)        (0.02)
Distribution in excess of net
   investment income.............................      0.00             (0.08)       0.00         (0.74)       (0.22)         0.00
Distribution from net realized gains.............      0.00             (0.61)      (0.57)         0.00         0.00          0.00
Distribution from capital........................      0.00              0.00        0.00          0.00         0.00         (0.03)
                                                   --------          --------    --------      --------      -------       -------

   Total distributions...........................      0.00             (0.79)      (1.10)        (1.30)       (0.34)        (0.05)
                                                   --------          --------    --------      --------      -------       -------

Net asset value, end of period...................  $  19.17          $  18.37    $  16.13      $  15.61      $ 14.47       $ 13.01
                                                   ========          ========    ========      ========      =======       =======

   Total return..................................     4.35%            18.85%      10.41%        16.87%       13.80%         6.31%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........  $159,210          $153,822    $129,638      $104,418      $69,531      $59,393
                                                   ========          ========    ========      ========     ========      =======

Ratio of expenses to average net assets..........     1.10%(a)          1.08%       1.13%         1.17%        1.23%         1.22%
                                                   ========          ========    ========      ========     ========      =======

Ratio of net investment income
   to average net assets.........................     0.63%(a)          0.45%       0.62%         0.66%        0.91%        0.82%
                                                   ========          ========    ========      ========     ========      =======

Portfolio turnover rate..........................     20.1%             43.5%       35.7%         54.8%        62.5%        15.6%
                                                   ========          ========    ========      ========     ========      =======

---------------
(a) Annualized.

THE SMALL CAPITALIZATION FUND
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.



                                                  SIX MONTHS ENDED                YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 1999      -----------------------------------------------
                                                    (UNAUDITED)         1998        1997          1996         1995*
                                                  --------------      --------    --------      --------    ---------





Net asset value, beginning of period.............   $ 12.81          $ 14.43      $ 12.53       $ 10.96      $ 10.00
                                                    -------          -------      -------       -------      -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.............................     0.04             0.08         0.07          0.07         0.09
Net realized and unrealized gain (loss)
   on investment transactions.....................     0.45            (1.41)        2.81          2.09         1.19
                                                    -------          -------      -------       -------      -------

   Total from investment operations...............     0.49            (1.33)        2.88          2.16         1.28
                                                    -------          -------      -------       -------      -------

LESS DISTRIBUTIONS:
Dividend from net investment income...............     0.00            (0.08)       (0.07)        (0.07)       (0.09)
Distribution from net realized gains..............     0.00            (0.21)       (0.91)        (0.52)       (0.23)
                                                    -------          -------      -------       -------      -------

   Total distributions............................     0.00            (0.29)       (0.98)        (0.59)       (0.32)
                                                    -------          -------      -------       -------      -------

Net asset value, end of period...................   $ 13.30          $ 12.81      $ 14.43       $ 12.53      $ 10.96
                                                    =======          =======      =======       =======      =======

   Total return..................................     3.83%           (9.16)%      23.02%        19.76%       12.76%(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........   $45,308          $43,635      $38,726       $16,134      $ 4,828
                                                    =======          =======      =======       =======      =======



Ratio of expenses to average net assets..........     0.82%(a)         0.82%        0.85%         0.99%(b)     1.00%(a)(b)
                                                    =======          =======      =======       =======      =======

Ratio of net investment income
   to average net assets.........................     0.73%(a)         0.65%        0.66%         0.85%(b)     1.53%(a)(b)
                                                    =======          =======      =======       =======      =======

Portfolio turnover rate..........................     56.7%            61.9%        71.1%         39.2%        64.3%
                                                    =======          =======      =======       =======      =======

--------------------------------------------------------------
* For the period from March 1, 1995 (commencement of operations) through December 31, 1995.
(a) Annualized.
(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.06% and 1.29%, and the ratio of net investment income to average net assets would have been 0.78% and 1.24%, respectively, for the year ended December 31, 1996 and the period ended December 31, 1995.
(c) Not annualized.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE EMERGING GROWTH FUND
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                     SIX MONTHS ENDED           YEAR ENDED           PERIOD ENDED
                                                                      JUNE 30, 1999            DECEMBER 31,          DECEMBER 31,
                                                                       (UNAUDITED)                 1998                 1997*
                                                                   ---------------------      ---------------      -----------------
Net asset value, beginning of period.........................         $ 17.43                  $ 12.85                $ 10.00
                                                                      -------                  -------                -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................................           (0.02)                   (0.06)                  0.00
Net realized and unrealized gain
   on investment transactions.................................           9.35                     4.65                   3.92
                                                                      -------                  -------                -------

   Total from investment operations...........................           9.33                     4.59                   3.92
                                                                      -------                  -------                -------

LESS DISTRIBUTIONS:
Distribution from net realized gains..........................           0.00                    (0.01)                 (1.07)
                                                                      -------                  -------                -------

   Total distributions........................................           0.00                    (0.01)                 (1.07)
                                                                      -------                  -------                -------

Net asset value, end of period...............................         $ 26.76                  $ 17.43                $ 12.85
                                                                      =======                  =======                =======

   Total return.............................................           53.53%                   35.70%                 39.22%(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................          $79,700                  $38,664                $17,942
                                                                      =======                  =======                =======


Ratio of expenses to average net assets......................           1.06%(a)                 1.15%(b)               1.15%(a)(b)
                                                                      =======                  =======                =======

Ratio of net investment loss
   to average net assets.....................................         (0.47)%(a)               (0.66)%(b)             (0.73)%(a)(b)
                                                                      =======                  =======                =======

Portfolio turnover rate......................................           93.7%                   240.9%                 392.3%
                                                                      =======                  =======                =======

-----------------
(a) Annualized.
(b) Had fees not been waived by the investment adviser and administrator of the Fund, the ratio of expenses to average net assets would have been 1.21% and 1.41%, and the ratio of net investment income to average net assets would have been (0.73)% and (0.99)%, respectively, for the year ended December 31, 1998 and the period ended December 31, 1997.
(c) Not annualized.
* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1999
-------------------------------------------------------------------------------

1 -- SIGNIFICANT ACCOUNTING POLICIES

    Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

    Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization and Emerging Growth Funds (the Funds). It is authorized under its Articles of Incorporation to issue a separate class of shares in one additional fund. The Fund would have its own investment objective and policy.

    The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    INVESTMENT VALUATION:
    MONEY MARKET FUND -- Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors (The Board) has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

    QUALITY BOND, HIGH YIELD BOND, GROWTH EQUITY, VALUE EQUITY, FLEXIBLY MANAGED, INTERNATIONAL EQUITY, SMALL CAPITALIZATION AND EMERGING GROWTH FUNDS -- Portfolio securities listed on a national securities exchange are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded or, if there has been no sale on that day, at the mean between the current closing bid and asked prices. All other securities for which over-the-counter market quotations are readily available will be valued on the basis of the mean between the last current bid and asked prices. When market quotations are not readily available, or when restricted or other assets are being valued, the securities or assets will be valued at fair value as determined by the Board.

    The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

    FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

    DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization and Emerging Growth Funds will be declared and paid annually. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage - backed securities, market discount and foreign currency transactions.

    FEDERAL INCOME TAXES: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue code and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

    Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1999
-------------------------------------------------------------------------------

2 -- DERIVATIVE FINANCIAL INSTRUMENTS

OFF-BALANCE SHEET RISK
    The Funds may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

    The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transaction are considered.

DERIVATIVE FINANCIAL INSTRUMENTS HELD OR ISSUED FOR PURPOSES OTHER THAN TRADING

    FUTURES CONTRACTS -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Quality Bond Fund has entered into futures contracts during the six month period ended June 30, 1999. There were no open futures contracts at June 30, 1999.

    OPTIONS -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options, which expire, are treated as realized gains. Premiums received from writing options, which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold (call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. The Flexibly Managed Fund has entered into put options during the six month period ended June 30, 1999. Purchased put options open and outstanding at June 30, 1999 are disclosed in the schedule of investments.

    FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

    Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The High Yield Bond, Flexibly Managed and International Equity Funds have entered into forward foreign currency contracts for the six month period ended June 30, 1999. At June 30, 1999 there were no open contracts in the High Yield Bond Fund and the Flexibly Managed Fund. Open forward foreign currency contracts held by the International Equity Fund at June 30, 1999 were as follows:

                                                                                                                       UNREALIZED
                                                                                                                        FOREIGN
         FORWARD FOREIGN                EXPIRATION    FOREIGN            FORWARD       CONTRACT        CONTRACT         EXCHANGE
         CURRENCY CONTRACT              DATE          CURRENCY             RATE         AMOUNT           VALUE         GAIN/LOSS
         -----------------              ----          ---------            ----         ------           -----         ---------
Sell     European Currency Unit         08/24/99     (19,000,000)        0.96538    $(21,162,199)    $(19,681,369)     $1,480,830
Sell     Japanese Yen                   08/24/99    (950,000,000)      119.99949      (8,041,988)      (7,916,700)        125,288
Sell     Swiss Franc                    08/24/99      (9,500,000)        1.54293      (6,673,223)      (6,157,117)        516,106
Buy      Eurpoean Currency Unit         07/30/99         230,670         0.96713         239,043          238,509            (534)
Buy      Eurpoean Currency Unit         07/01/99         430,681         0.96956         446,315          444,203          (2,112)
Buy      Eurpoean Currency Unit         07/01/99          94,542         0.96956          97,974           97,510            (464)
Buy      Japanese Yen                   07/01/99      33,145,342       121.01036         274,314          273,905            (409)
Buy      Japanese Yen                   08/24/99     950,000,000       119.99950       8,123,129        7,916,700        (206,429)
                                                                                                                        ---------

                                                                      Net unrealized foreign exchange appreciation     $1,912,276
                                                                                                                       ==========

-------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1999
-------------------------------------------------------------------------------

3 -- INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

INVESTMENT ADVISORY SERVICES
    Effective May 1, 1998 Independence Capital Management, Inc. ("ICMI") serves as investment adviser to each of the funds. ICMI is a wholly-owned subsidiary of The Penn Mutual Life Insurance Company.

    T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the Flexibly Managed and the High Yield Bond Funds pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-adviser, Price Associates provides investment management services to the Funds.

    OpCap Advisors ("OpCap") is sub-adviser to Value Equity and Small Capitalization Funds pursuant to an investment sub-advisory agreement entered into by ICMI and OpCap on May 1, 1998. As sub-adviser, OpCap provides investment management services to the Funds. OpCap is a subsidiary of Oppenheimer Capital.

    Vontobel USA Inc. ("Vontobel") is sub-adviser to the International Equity Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-adviser, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding Ltd., and affiliate of Bank J. Vontobel & Co. Ltd.

    RS Investment Management, Inc. (formerly Robertson Stephens Investment Management, Inc.) ("RSIM") is sub-adviser to the Emerging Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and RSIM on April 26, 1998. As sub-adviser, RSIM provides investment management services to the Fund.

    Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.40% for first $100 million and 0.35% thereafter; Quality Bond Fund: 0.45% for first $100 million and 0.40% thereafter; Growth Equity Fund: 0.50% for the first $100 million and 0.45% thereafter; Flexibly Managed Fund and High Yield Bond Fund: 0.50% for first $250 million and 0.40% for next $500 million; International Equity Fund: 0.75%; Value Equity Fund: 0.50%; Small Capitalization Fund: 0.50% and Emerging Growth Fund:
 .80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter.

   For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.


ADMINISTRATIVE AND CORPORATE SERVICES
   Under an administrative and corporate service agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each of the Fund's average daily net assets.

EXPENSES AND LIMITATIONS THEREON
    Each Fund bears all expenses of its operations other than those incurred by the investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate service agreement. The investment adviser, sub-advisers and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows: Money Market, 0.80%; Quality
Bond: 0.90%; High Yield Bond: 0.90%; Growth Equity: 1.00%; Value Equity: 1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; Small Capitalization 1.00%; and Emerging Growth 1.15%.

   Fees were paid to non-affiliated Directors of Penn Series for the six month period ended June 30, 1999. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 -- CAPITAL STOCK

   At June 30, 1999, there were one billion shares of $.10 par value capital stock authorized for Penn Series. The shares are divided into ten classes of 100 million shares of capital stock. Nine of the classes designated are Penn Series Money Market Fund Common Stock, Penn Series Quality Bond Fund Common Stock, Penn Series High Yield Bond Fund Common Stock, Penn Series Growth Equity Fund Common Stock, Penn Series Value Equity Fund Common Stock, Penn Series Flexibly Managed Fund Common Stock, Penn Series International Equity Fund Common Stock, Penn Series Small Capitalization Fund Common Stock and Penn Series Emerging Growth Fund Common Stock. One of the classes of common stock is presently designated Class I, and no shares have been issued.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1999
--------------------------------------------------------------------------------

Transactions in capital stock of Penn Series Funds, Inc. were as follows:


                                                                 THE SIX MONTHS ENDED JUNE 30, 1999:
                           -----------------------------------------------------------------------------------------------------
                                     RECEIVED FOR                       SHARES ISSUED FOR                     PAID FOR
                                     SHARES SOLD                          REINVESTMENT                    SHARES REDEEMED
                                     -----------                          ------------                    ---------------
                                 SHARES             AMOUNT             SHARES           AMOUNT           SHARES          AMOUNT
                                 ------             ------             ------           ------           ------          ------
Money Market Fund             56,961,312         $56,961,312        1,281,188        $1,281,188     47,160,998      $47,160,998
Quality Bond Fund                839,565          $8,702,349                -                 -        537,098       $5,576,302
High Yield Bond Fund             977,303          $9,173,847                -                 -        871,674       $8,211,447
Growth Equity Fund               882,596         $28,622,619                -                 -        259,640       $8,437,677
Value Equity Fund                567,908         $12,880,306                -                 -      1,465,929      $33,263,814
Flexibly Managed Fund            633,515         $11,807,492                -                 -      4,785,006      $89,239,584
International Equity Fund      1,402,745         $26,076,862                -                 -      1,467,504      $27,293,066
Small Capitalization Fund        394,326          $4,807,152                -                 -        394,991       $4,880,594
Emerging Growth Fund             980,413         $21,680,511                -                 -        220,692       $5,054,322

                                                         THE YEAR ENDED DECEMBER 31, 1998:
                           -----------------------------------------------------------------------------------------------------
                                     RECEIVED FOR                       SHARES ISSUED FOR                     PAID FOR
                                     SHARES SOLD                          REINVESTMENT                    SHARES REDEEMED
                                     -----------                          ------------                    ---------------
                                 SHARES            AMOUNT             SHARES           AMOUNT           SHARES          AMOUNT
                                 ------            ------             ------           ------           ------          ------
Money Market Fund             84,556,622         $84,556,622        2,176,407        $2,176,407     70,581,999      $70,581,999
Quality Bond Fund              1,642,975         $17,780,630          382,465        $3,977,639        811,620       $8,780,551
High Yield Bond Fund           1,757,800         $17,292,747          589,778         5,420,056      1,052,320      $10,371,757
Growth Equity Fund               691,494         $19,801,255          669,396       $20,628,621        607,072      $16,844,142
Value Equity Fund              1,671,304         $40,295,090        1,409,105       $31,549,856      1,532,040      $35,752,237
Flexibly Managed Fund          2,831,936         $58,177,184        3,855,202       $70,600,678      2,926,275      $59,980,214
International Equity Fund      1,780,356         $31,336,651          345,781        $6,355,455      1,793,330      $31,548,343
Small Capitalization Fund      1,065,490         $14,767,847           76,921          $986,473        418,401       $5,558,915
Emerging Growth Fund           1,366,179         $20,129,936              638            $8,966        544,610       $7,976,427

5 -- PURCHASES AND SALES OF INVESTMENTS

    During the six months ended June 30, 1999, the Funds made the following purchases and sales of portfolio securities, excluding U.S. Government and Agency obligations and short term securities:

                                      PURCHASES             SALES
                                      ---------             -----
Quality Bond Fund                    $255,170,818        $244,069,039
High Yield Bond Fund                  $39,358,559         $34,539,800
Growth Equity Fund                   $286,060,294        $257,633,293
Value Equity Fund                     $82,730,609         $96,494,867
Flexibly Managed Fund                 $82,178,384        $123,162,537
International Equity Fund             $30,081,916         $31,078,089
Small Capitalization Fund             $21,730,643         $20,959,268
Emerging Growth Fund                  $62,978,056         $48,662,175


6 -- CAPITAL LOSS CARRYOVERS

     Capital loss carryovers expire as follows:

                      MONEY            HIGH YIELD          EMERGING
                     MARKET               BOND              GROWTH
                      FUND                FUND               FUND
               ---------------------------------------------------------
2000                  $61                 $0                  $0
2001                  183                  0                   0
2003                  416              1,052,436               0
2004                   0                525,647                0
2005                  225                  0                   0
2006                  992                14,558            1,908,042
               ---------------------------------------------------------
     Total          $1,877            $1,592,641          $1,908,042